SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/

     Pre-Effective Amendment No.
                                   ------

     Post-Effective Amendment No.   42
                                   ------
                                    and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/

     Amendment No.   41
                    ------
               (Check appropriate box or boxes.)

COUNTRYWIDE TAX-FREE TRUST File Nos. 2-72101 and 811-3174
------------------------------------------------------------

312 Walnut Street, 21st Floor, Cincinnati, Ohio   45202
-------------------------------------------------------
(Address of Principal Executive Offices)     Zip Code

Registrant's Telephone Number, including Area Code:(513) 629-2000
                                                    ---------------
Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, OH 45202
----------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/x/ on January 1, 1998 pursuant to paragraph (b)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

                            CROSS REFERENCE SHEET
                            ----------------------
                                  FORM N-1A
                                  ----------

ITEM                     SECTION IN PROSPECTUS
----                     ---------------------
1....................... Cover Page
2....................... Expense Information
3....................... Financial Highlights, Performance Information
4....................... Operation of the Fund, Investment Objectives
                         and Policies
5....................... Operation of the Fund, Financial Highlights
6....................... Cover Page, Operation of the Fund, Dividends and
                         Distributions, Taxes
7....................... How to Purchase Shares, Operation of the Fund,
                         Shareholder Services, Calculation of
                         Share Price and Public Offering Price, Exchange
                         Privilege, Distribution Plan, Application
8....................... How to Redeem Shares, Shareholder Services
9....................... None

ITEM                     SECTION IN STATEMENT OF ADDITIONAL
----                     ----------------------------------
                              INFORMATION
                              -----------
10...................... Cover Page
11...................... Table of Contents
12...................... The Trust
13...................... Municipal Obligations, Quality Ratings of Municipal
                         Obligations, Definitions, Policies and Risk
                         Considerations, Investment Limitations, Portfolio
                         Turnover
14...................... Trustees and Officers
15...................... Principal Security Holders
16...................... The Investment Adviser and Underwriter,
                         Distribution Plan, Custodian, Accountants,
                         Transfer Agent, Securities Transactions
17...................... Securities Transactions
18...................... The Trust
19...................... Calculation of Share Price and Public Offering Price,
                         Other Purchase Information, Redemption in Kind
20...................... Taxes
21...................... The Investment Adviser and Underwriter
22...................... Historical Performance Information, Tax
                         Equivalent Yield Table
23...................... Annual Report

                                                                 PROSPECTUS
                                                                 January 1, 1998

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                             KENTUCKY TAX-FREE FUND

     The Kentucky Tax-Free Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations.

     THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Fund.

     Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated January 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
-----------------------------------------------------------------------------

For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)............................................800-543-0407
Cincinnati........................................................513-629-2050
-----------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
Shareholder Transaction Expenses
      Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)                                4%
      Maximum Contingent Deferred Sales Load
      (as a percentage of original purchase price)                       None*
      Sales Load Imposed on Reinvested Dividends                         None
      Exchange Fee                                                       None
      Redemption Fee                                                     None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees After Waivers                          .00%(A)
12b-1 Fees                                             .25%(B)
Other Expenses After Reimbursements                    .57%(C)
                                                        ------
Total Fund Operating Expenses After Waivers
      and Expense Reimbursements                       .82%(D)
                                                       =======
(A)            Absent waivers of management fees, such fees would be .50%.
(B) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent expense reimbursements, other expenses would have been 1.13% for the fiscal year ended August 31, 1997.
(D) Absent waivers of management fees and expense reimbursements, total operating expenses would be 1.88%.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred by the Predecessor Fund during the most recent fiscal year, except that they have been restated to reflect an increase in the amount of management fees payable by the Fund as well as an undertaking by the Adviser to limit total operating expenses to .82% of the Fund's average net assets.
THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                       1 Year        3 Years        5 Years      10 Years
                       ------        -------        -------      --------
                         $ 48          $ 65          $ 84          $ 137

FINANCIAL HIGHLIGHTS
--------------------
      The following audited financial information for the Predecessor Fund for the fiscal year ended August 31, 1997 has been audited by Arthur Andersen LLP, independent auditors, and should be read in conjunction with the financial statements. The audited financial information for the fiscal period ended August 31, 1996 was audited by other independent accountants. The financial statements as of August 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.06     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.44              0.51(B)
   Net realized and unrealized gains on investments......................             0.28              0.06
                                                                             --------------   ---------------
Total from investment operations.........................................             0.72              0.57
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.44 )          ( 0.51)
   Distributions in excess of net investment income......................           ( 0.08 )              --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.52 )          ( 0.51)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.26     $       10.06
                                                                             ==============   ===============
Total return (C) ........................................................            7.36%             5.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $       8,438     $      15,840
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.82%

Ratio of net investment income to average net assets.....................            4.35%             5.30%(E)

Portfolio turnover rate..................................................               0%              145%

(A) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.78% and 1.65%(E) for the periods ended August 31, 1997 and 1996, respectively.
(E) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment
practices  and   limitations  of  the  Fund  are nonfundamental  policies
which may be changed by the Board of Trustees  without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in investment grade Kentucky Obligations (described below) of any maturity. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Kentucky Obligations and the remainder may be invested in obligations that are not Kentucky Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Kentucky Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Kentucky Obligations.

         The Fund invests in Kentucky Obligations and other securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or Fitch Investors Services, Inc. (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

         The Fund may invest in securities of any maturity, including tax-exempt bonds, notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings.

         It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income tax, including the alternative minimum tax, and Kentucky income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The  Fund  may,  from  time  to  time,   invest  in  other  short-term,
high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Kentucky income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Kentucky, income tax and taxable obligations such as obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, the Fund's assets will be invested so that no more than 20% of the Fund's annual income will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Kentucky Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Kentucky tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax and/or Kentucky income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund reserves the right to hold cash reserves for temporary defensive purposes and to vary its dollar-weighted average portfolio maturity, as the Adviser deems necessary.

         Although the Fund has no current intention of doing so, the Fund may buy and sell futures contracts relating to indices on municipal bonds and to U.S. Government securities. The Fund may also write and purchase put and call options on futures. Futures and options may be used to attempt to hedge against changes in the market price of the Fund's municipal obligations caused by interest rate fluctuations. Futures and options also may provide a hedge against increases in the cost of securities the Fund intends to purchase.

         Kentucky Obligations
         --------------------
         Kentucky Obligations are debt obligations issued by the Commonwealth of
Kentucky   and   its   political   subdivisions,   agencies,   authorities   and
instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax and Kentucky personal income tax.
For purposes of this definition, Kentucky Obligations include participation interests in Kentucky Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax and Kentucky
personal income tax.   Kentucky  Obligations are issued to obtain funds to
construct,  repair or improve  various  public facilities  such  as  airports,
bridges,   highways, hospitals,  housing,  schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts.
They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Kentucky Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Kentucky Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power.

Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various
issuers  to  meet  their  scheduled   payments  of  principal  and  interest.
Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors
         ------------
         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Kentucky Obligations decline.

         The Fund may purchase Kentucky Obligations which are rated at the time of purchase within the four highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. Kentucky Obligations rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In addition, Kentucky Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Kentucky Obligations. The Fund's performance is closely tied to conditions within the Commonwealth of Kentucky and to the financial condition of the Commonwealth and its authorities and municipalities. The economy in the Commonwealth of Kentucky, once dominated by coal mining, tobacco and heavy manufacturing industries, is diversifying into a more modern manufacturing and service-oriented base. Kentucky's manufacturing sector includes industrial machinery, automobiles and related parts, consumer appliances and apparel. Its service sector has grown at a steady pace, the largest components being air transportation, health and business services and retail trade. Much of the economic development has occurred in the "Golden Triangle" bounded by Cincinnati, Louisville and Lexington. Development in other regions of Kentucky has not prospered as well and may lag statewide development efforts. The Commonwealth has been successful in attracting new businesses through its low cost structure, high quality of life and probusiness regulatory environment. Yet despite improvement in its education system resulting from sweeping educational reform in 1990, the Commonwealth will be challenged by growing educational demands facing its workforce. In recent fiscal years, effective budgetary management has enabled Kentucky to reverse a trend of poor financial performance which had deteriorated year-end balances through fiscal 1993. A reversal in the negative trend began in fiscal 1994 and has carried forward through fiscal 1996, enabling the Commonwealth to establish a budgetary reserve which is expected to be maintained through fiscal 1998. During the past seven years, Kentucky's growth in both employment and personal income has outpaced that of the nation; however, major structural weaknesses exist within Kentucky's economic base, creating vulnerabilities given rapid technological change. Although revenue obligations of the Commonwealth of Kentucky or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Kentucky Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 15% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in greater fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. Under normal market conditions, the Fund will not invest more than 25% of its net assets in when- issued obligations.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than one-third of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         LEASE OBLIGATIONS. The Fund may invest in tax-exempt obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 15% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 15% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; repurchase agreements not terminable within seven days; and all other illiquid securities.

        BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         The Fund may enter into futures contracts in an effort to hedge against market risks and in anticipation of future purchases or sales of securities. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to repurchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
---------------------
         Your initial investment in the Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Kentucky Tax-Free Fund." An account application is included in this Prospectus.

          Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                        Dealer
                                                        Reallowance
                                Sales Load as % of:      as % of
                                   Public    Net         Public
                                   Offering  Amount      Offering
Amount of Investment               Price     Invested    Price
--------------------               ------    --------    ---------
Less than $100,000                  4.00%      4.17%      3.60%
$100,000 but less than $250,000     3.50       3.63       3.30
$250,000 but less than $500,000     2.50       2.56       2.30
$500,000 but less than $1,000,000   2.00       2.04       1.80
$1,000,000 or more                  None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Fund.

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Kentucky Tax-Free Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, may also purchase shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES.
   A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Direct Deposit Plans
         ---------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         A contingent deferred sales load may apply to a redemption of certain shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Shares of the Fund subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

 Countrywide Tax-Free Trust                Countrywide Strategic Trust
 Tax-Free Money Fund                      *Government Mortgage Fund
 Ohio Tax-Free Money Fund                 *Equity Fund
 California Tax-Free Money Fund           *Utility Fund
 Florida Tax-Free Money Fund              *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund          *Growth/Value Fund
*Ohio Insured Tax-Free Fund               *International Equity Fund
*Kentucky Tax-Free Fund

                                           Countrywide Investment Trust
                                           Short Term Government Income Fund
                                           Institutional Government Income Fund
                                           Money Market Fund
                                          *Intermediate Term Government Income
                                               Fund
                                          *Adjustable Rate U.S. Government
                                               Securities Fund
                                          *Global Bond Fund
                                          *Intermediate Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

         Distributions are paid according to one of the following options:

         Share Option  -       income distributions and capital gains
                               distributions reinvested in additional
                               shares.

         Income Option -       income distributions and short-term capital
                               gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option  -        income distributions and capital gains
                               distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

        Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares.
The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Shareholders of the Fund who are individuals residing in Kentucky or corporations with their corporate domicile in Kentucky will not be subject to Kentucky income tax on distributions with respect to their shares in the Fund to the extent that such distributions are attributable to interest on Kentucky Obligations. Under Kentucky income tax law, short-term capital gains distributions to Kentucky residents and corporations domiciled in Kentucky are generally not exempt from Kentucky income tax unless the statute authorizing the issuance of the particular obligations involved expressly exempts such gains. Kentucky taxes long-term capital gains distributions to Kentucky residents and corporations domiciled in Kentucky at its ordinary individual and corporate income tax rates. Depending on the level and nature of its activities within Kentucky, all or a portion of the shares of the Fund held by corporations will be deemed to constitute capital employed in Kentucky for purposes of the Kentucky corporate license tax. To the extent that the Fund's holdings consist of Kentucky Obligations and the balance consists of obligations of the U.S. Government or any of its agencies or instrumentalities, shares of the Fund will be exempt from the Kentucky intangible property tax. Distributions received from the Fund by individuals are generally not subject to Kentucky municipal income taxation; however, many local governments in Kentucky impose taxes on the net profits of businesses operating within their local jurisdiction.

         Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

         Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Kentucky personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

         Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Kentucky income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Kentucky personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

         Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of

Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, seven series of Countrywide Investment Trust and six series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

         John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing the Fund's portfolio since September 1997.

          The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

          The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

    Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
------------------------

         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     Further information about the Predecessor Fund's performance is contained in its annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                       ACCOUNT NO. 94-__________________
Account Application                                                                (For Fund Use Only)
 Kentucky Tax-Free Fund                                                    FOR BROKER/DEALER USE ONLY
                                                                                Firm Name:_____________________________
                                                                                Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================
Initial Investment of $_______________________

[ ]  Check or draft enclosed payable to the Fund.

[ ]  Bank Wire From:

______________________________________________________________________________________________________________

[ ]  Exchange From:

______________________________________________________________________________________________________________
                     (Fund Name)                                                  (Fund Account Number)

Account Name                                                                            S.S. #/Tax I.D.#

________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                               (In case of custodial
                                                                                             account please list
                                                                                             minor's S.S.#)


___________________________________________________________________________________________________  Citizenship:[] U.S.
Name of Joint Tenant, Partner, Custodian                                                                         []Other

Address                                                                                              Phone

___________________________________________________________________________________________________  (  )_______________
Street or P.O. Box                                                                                    Business Phone

___________________________________________________________________________________________________  (  )_______________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:          [] Individual      [] Joint Tenant (Right of survivorship presumed)
                                [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer Name/Address________________________________________________________________________________________

Are you an associated person of an NASD member?   [ ]  Yes   [ ]   No

========================================================================================================================
TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

=======================================================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[ ]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[ ]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[ ]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                      [ ] By Check    [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          ______________________________________________________

_______________________________________________________          ______________________________________________________
Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[ ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ____________________ 19
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):

               [ ] $100,000                [ ] $250,000                 [ ] $500,000                [ ] $1,000,000
========================================================================================================================
SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



    ___________________________________________________             ___________________________________________________
    Signature of Individual Owner, Corporate Officer,                Signature of Joint Owner, if Any
    Trustee, etc.



    ________________________________________________            ____________________________________________________
          Title of Corporate Officer, Trustee, etc.                                     Date

               NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
                 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

==================================================================================================================================
AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.

For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Fund.

ABA Routing Number______________________________
FI Account Number________________________________

[]  Checking Account            []  Savings Account


_____________________________________________________________________________
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
______________________________________________________________________          []  the 15th day of each month
City                                        State                               []  both the 15th and last business day


X_____________________________________________________________________         X_______________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)                 (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

 Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
========================================================================================================================
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[ ]  Monthly -- Withdrawals will be made on the last business day of each month.
[ ]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[ ]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another  Countywide  account  number:_ _-- _ _ _ _--_
[ ]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[ ]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[ ]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided check for ACH or bank wire_________________________________________________________________________
                                                          Bank Name                                       Bank Address


________________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                          Account Name

[ ] Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee___________________________________________________________________________________________________________________

Please send to:_________________________________________________________________________________________________________________
              Street address                                               City                 State            Zip
=================================================================================================================================
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________________________________________________
                                                        (Name of Organization)

incorporated or formed under the laws of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                              Name                                                 Title

     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _______________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of______________________, 19_______


     ___________________________________________________       _________________________________________________________
                      *Secretary-Clerk                                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide:  (Toll-Free) 800-543-0407
Cincinnati:  513-629-2050

Countrywide Always Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati:  513-579-0999

                                TABLE OF CONTENTS
Expense Information. . . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies. . . . . . . . . . . . . .
How to Purchase Shares . . . . . . . . . . . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . . . . .
How to Redeem Shares . . . . . . . . . . . . . . . . . . . .
Exchange Privilege . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions. . . . . . . . . . . . . . . . .
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .
Operation of the Fund . . . . . . . . . . . . . . . . . . .
Distribution Plan . . . . . . . . . . . . . . . . . . . . .
Calculation of Share Price . . . . . . . . . . . . . . . . .
Performance Information. . . . . . . . . . . . . . . . . . .
-----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                           COUNTRYWIDE TAX-FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 1998


                             Kentucky Tax-Free Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust dated January 1, 1998. A copy of the Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094


                                  TABLE OF CONTENTS                      PAGE

THE TRUST................................................................... 3
MUNICIPAL OBLIGATIONS....................................................... 4
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS.................................... 8
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS...............................11
INVESTMENT LIMITATIONS......................................................17
TRUSTEES AND OFFICERS.......................................................19
THE INVESTMENT ADVISER AND UNDERWRITER......................................22
DISTRIBUTION PLAN...........................................................23
SECURITIES TRANSACTIONS.....................................................25
PORTFOLIO TURNOVER..........................................................26
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE........................27
OTHER PURCHASE INFORMATION..................................................28
TAXES.......................................................................29
REDEMPTION IN KIND..........................................................32
HISTORICAL PERFORMANCE INFORMATION..........................................33
PRINCIPAL SECURITY HOLDERS..................................................35
CUSTODIAN ................................................................. 35
AUDITORS....................................................................36
TRANSFER AGENT . ...........................................................36
TAX EQUIVALENT YIELD TABLE..................................................37
ANNUAL REPORT...............................................................38

THE TRUST
---------
         Countrywide Tax-Free Trust (the "Trust"), formerly Midwest Group Tax Free Trust, was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers seven series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund (formerly the Royal Palm Florida Tax- Free Money Fund) and the Kentucky Tax-Free Fund. This Statement of Additional Information provides information relating to the Kentucky Tax-Free Fund (the "Fund"). Information relating to the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund is contained in a separate Statement of Additional Information. The Fund has its own investment objective and policies.

             Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information relates to the Predecessor Fund.

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
         The Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Fund invests primarily in Kentucky Obligations, which are Municipal Obligations issued by the State of Kentucky and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, Kentucky personal income tax and the Kentucky intangible property tax.

     TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

         TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

                  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                  2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

                  3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. In connection with these investments, the Fund will direct its Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when- issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         PARTICIPATION INTERESTS. The Fund may invest in participation interests in Municipal Obligations. The Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. The Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

         LEASE OBLIGATIONS. The Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Lease obligations provide a premium interest rate, which along with the regular amortization of the principal, may make them attractive for a portion of the assets of the Fund. As described in the Prospectus, certain of these lease obligations contain "non-appropriation" clauses, and the Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

         The Fund will not invest more than 15% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the Adviser will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS
----------------------------------------
         The Fund may invest in Municipal Obligations only if rated at the time of purchase within the four highest grades assigned by any nationally recognized statistical rating organizations ("NRSROs") The NRSROs which may rate the obligations of the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch"). The Fund may also invest in tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. In making this determination, the Adviser will consider the ratings assigned by the NRSROs for those obligations.

         MOODY'S RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

         2. Tax-Exempt Notes. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         3. Tax-Exempt Commercial Paper. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. Tax-Exempt Notes. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. Tax-Exempt Commercial Paper. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A- 1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         FITCH RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. Tax-Exempt Notes. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

         3. Tax-Exempt Commercial Paper. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         GENERAL. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Fund. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. The Fund may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, subject to the review of the Board of Trustees, such obligations are of comparable quality to those rated obligations in which the Fund may invest.

         Subsequent to its purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by the Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
----------------------------------------------
         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective and Policies") appears below:

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.

Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     TRANSACTIONS IN OPTIONS AND FUTURES. The Adviser may engage in the use of the options and futures strategies described below.

          o Futures Contracts: The Fund may enter into Municipal Bond Index Futures and U.S. Government Securities Futures (referred to herein as "futures contracts") described below, which are contracts for the future delivery of fixed-income securities. Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer. U.S. Government Securities Futures are futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. In this context, a futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed one-third of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of the fair market value of its assets would be committed to initial margins.

     The Municipal Bond Index is comprised of forty tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's, S&P or Fitch and must have a remaining maturity of nineteen years or more. Twice a month, new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers. A Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         U.S. Government Securities Futures which may be purchased by the Fund include Treasury Bonds, Notes and Bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, therefore the depth and liquidity available in the trading market is generally greater for U.S. Government Securities Futures.

          o Writing Covered Call Options: The Fund may write covered call options on futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is

"covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

          o Writing Covered Put Options: The Fund may write covered put options on futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

          o Purchasing Options on Futures Contracts: The Fund may purchase put and call options on futures contracts. The purchase of put options on futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         The Fund may purchase put and call options on futures contracts which are traded on a national exchange or board of trade and sell such options to terminate an existing position. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option.

         The holder of an option on a futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

          o Options Transactions Generally: Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

         5. Commodities. The Fund will not purchase hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

         6. Loans. The Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

        7. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and Statement of Additional Information.

         8. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

        9. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         THE FOLLOWING INVESTMENT LIMITATIONS OF THE FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         1. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         2. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or margin payments in connection with futures contracts or options on futures contracts.

         4. Short Sales. The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

         The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust and their aggregate compensation from the Countrywide Investments complex of mutual funds (consisting of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust) for the fiscal year ended June 30, 1997. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust.

                                                                      AGGREGATE
                                                                    COMPENSATION
                                                     COMPENSATION       FROM
                                   POSITION              FROM        COUNTRYWIDE
NAME                       AGE       HELD                TRUST         COMPLEX
----                       ---     --------          -----------     -----------
 Donald L. Bodgon, MD      67      Trustee            $   583        $ 1,750
 John R. Delfino           64      Trustee                333          1,000
+H. Jerome Lerner          59      Trustee              2,333          7,000
*Robert H. Leshner         58      President/Trustee        0              0
*Angelo R. Mozilo          59      Chairman/Trustee         0              0
+Oscar P. Robertson        59      Trustee              2,583          7,750
 John F. Seymour, Jr.      60      Trustee                583          1,750
+Sebastiano Sterpa         68      Trustee                583          1,750
 Robert G. Dorsey          40      Vice President           0              0
 John F. Splain            41      Secretary                0              0
 Mark J. Seger             35      Treasurer                0              0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 +               Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 1505 Wilson Terrace, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Strategic Trust and Countrywide Investment Trust, registered investment companies.

         ANGELO R. MOZILO, 4500 Park Granada Road, Calabasas, California is Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a publicly-held real estate investment trust). He is Chairman of Countrywide Strategic Trust and Countrywide Investment Trust.

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder).

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., First Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc.
and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Strategic Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Interactive Investments, the New York State Opportunity Funds and the Dean Family of Funds.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Chief Operating Officer of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Strategic Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity Funds and the Dean Family of Funds and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Strategic Trust and Countrywide Investment Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
         Countrywide Investments, Inc. (the "Adviser"), is the Fund's investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner are deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from
$100,000,000  to  $200,000,000,   .4%  of  such  assets  from   $200,000,000  to
$300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by the Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         Prior to August 29, 1997, the investment adviser of the Predecessor Fund was Trans Financial Bank, N.A. (the "Predecessor Adviser"). For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Fund accrued advisory fees of $47,946 and $63,051, respectively; however, the Predecessor Adviser voluntarily waived all of its advisory fees and reimbursed the Predecessor Fund for $64,639 and $57,829 of other expenses for the fiscal periods ended August 31, 1997 and 1996, respectively, in order to reduce the operating expenses of the Predecessor Fund.

         The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

         By its terms, the Fund's investment advisory agreement will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Fund. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         The Fund may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLAN
------------------
     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

         The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------
         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Predecessor Fund during the fiscal periods ended August 31, 1997 and 1996.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

         The Fund does not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
           The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

         If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

         Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

         The Board of Trustees has adopted the policy for the Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         Taxable securities, if any, held by the Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the table in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
------
         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt- interest dividends" (as defined in the Internal Revenue Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

         The Fund intends to invest primarily in obligations with interest income exempt from federal income tax. To the extent possible, the Fund intends to invest primarily in obligations the income from which is exempt from Kentucky income tax and the Kentucky intangible property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of
(a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         All or a portion of the sales load incurred in purchasing shares of the Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other fund of Countrywide Investments and a sales load that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in the funds of Countrywide Investments. The portion of the sales load so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales load excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. The Fund elected to defer until its June 30, 1998 tax year $39,798 of capital losses incurred after October 31, 1996. Capital loss carryforwards and "post-October" losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.

         Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986 which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P (1 + T)n = ERV
Where:
P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment, at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund for the one year period ended August 31, 1997 and for the period since the Fund's inception (September 27, 1995) until August 31, 1997 are 3.06% and 4.58%, respectively.

         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales load which, if included, would reduce total return. The total returns of the Fund as calculated in this manner for the fiscal periods ended August 31, 1997 and 1996 were 7.36% and 5.80%, respectively.

         A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the front-end sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Fund (excluding sales loads) for the one year period ended August 31, 1997 and for the period since the Fund's inception (September 27, 1995) until August 31, 1997 are 7.36% and 6.81%, respectively.

         A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Fund may advertise its yield and tax- equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for September 30, 1997 was 4.36%. The Fund may also quote a tax- equivalent yield, computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest combined marginal federal and Kentucky income tax rate for individuals (43.22%), the Fund's tax-equivalent yield for September 30, 1997 was 7.68%.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use Lipper Fixed Income Performance Analysis to discuss or compare Fund performance. Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Kentucky Municipal Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------
         As of December 5, 1997, Trans Financial Bank, N.A., 500 Main Street, Bowling Green, Kentucky owned of record 14.44% of the outstanding shares of the Fund; John B. Gaines, P.O. Box 90012, Bowling Green, Kentucky owned of record 5.31% of the outstanding shares of the Fund; Donna G. Dornfeld, 810 Bedfordshire, Louisville, Kentucky owned of record 5.21% of the outstanding shares of the Fund and Prudential Securities FBO Frank G. Otte 12902 U.S. 60, Louisville, Kentucky owned of record 5.19% of the outstanding shares of the Fund.

         As of December 5, 1997, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and the Fund.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Fund. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from the Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Fund.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $21 per account from the Fund, provided, however, that the minimum fee is $1,000 per month for the Fund. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Fund pays CFS a fee in accordance with the following schedule:

         Asset Size of Fund                         Monthly Fee
     $          0 - $ 50,000,000                    $2,500
     $ 50,000,000 - $100,000,000                    $3,000
     $100,000,000 - $200,000,000                    $3,500
     $200,000,000 - $300,000,000                    $4,000
               Over $300,000,000                    $5,000*

* Subject to an additional fee of .001% of average daily net assets.

In addition, the Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Fund. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLE
---------------------------
         The tax equivalent yield table illustrates approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

         The table below shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Kentucky 1997 income tax rates. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $121,200 (single return) or $181,800 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $121,200. The tax equivalent yield table has not been adjusted to reflect the impact of these adjustments to taxable income.

KENTUCKY TAX-FREE FUND
Taxable Income                                                       Tax-Exempt Yield
                                          Combined
Single              Joint                Kentucky and   3.0%     3.5%    4.0%   4.5%   5.0%    5.5%
Return              Return                Federal
                                         Tax Bracket               Tax Equivalent Yield

Not Over  $24,650    Not Over $41,200      20.100%      3.75%    4.38%   5.01%  5.63%  6.26%   6.88%
$ 24,650- $59,750    $41,200- $99,600      32.320%      4.43     5.17    5.91   6.65   7.39    8.13
$ 59,750-$124,650    $99,600-$151,750      35.140%      4.63     5.40    6.17   6.94   7.71    8.48
$124,650-$271,050   $151,750-$271,050      39.840%      4.99     5.82    6.65   7.48   8.31    9.14
    Over $271,050       Over $271,050      43.224%      5.28     6.16    7.05   7.93   8.81    9.69



ANNUAL REPORT
-------------

         The Predecessor Fund's audited financial statements as of August 31, 1997 appear in its annual report which is attached to this Statement of Additional Information.

                              Capital Appreciation
                                     Income
                                   Tax-Exempt

                                  ANNUAL REPORT
                                 AUGUST 31, 1997

                                  GROWTH/VALUE
                                      FUND

                                AGGRESSIVE GROWTH
                                      FUND

                                INTERMEDIATE BOND
                                      FUND

                                  MONEY MARKET
                                      FUND

                                KENTUCKY TAX-FREE
                                      FUND

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 47.11%, as compared to 40.65% for the Standard & Poor's 500 (S&P 500) Index.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 49.09%, as compared to 39.54% for the NASDAQ Index.

The equity market was strong through the summer months with each Fund's primary sector concentrations, namely, healthcare, technology, energy and financial services, participating in the advance. In contrast to earlier in the year, the broader market has performed better than the popular averages due to the shift in focus away from larger capitalization stocks to the mid-to-small capitalization stocks. Our performance stayed with or outperformed the market averages because of our focus on investing in growth opportunities among companies of various sizes which are selling at value prices.

Our concentrated sectors each have distinct characteristics driving growth. Healthcare growth is bolstered by the aging population and productivity gains stemming from enlightened government reforms. Technology continues to alter fundamental production and service delivery systems that increase productivity significantly. Energy demand continues to grow faster than new found reserves and technology is making vast headway in finding and servicing new oil and gas reserves at costs never imagined even four or five years ago. Financial services continues to restructure itself with new technology-enabled systems and the gradual unfolding of regulatory freedoms that allow more competition and greater responsiveness to fulfilling consumer needs.

The above growth characteristics are compelling when viewed in the context of closely allied defensive characteristics. Healthcare demand is largely unaffected by economic cycles. Technology is a volatile sector, but a portion of this systematic risk is alleviated by our investment style, which imposes a discipline of buying three-to-five year anticipated growth at a risk-adjusted, discounted price-to-earnings multiple. Energy has historically been a defensive sector, especially during inflationary periods. Entrepreneurial financial services companies are expanding beyond traditional, artificially-imposed boundaries, and erecting growth and hedging elements that should dilute earnings damage from an extended upturn in interest rates.

We attempt to position the Growth/Value Fund to participate in the bull market and simultaneously limit the risk profile in such a way as to minimize relative market losses during downturns. The Aggressive Growth Fund also emphasizes buying growth at value, but the average capitalization size is much smaller than that of the Growth/Value Fund. The smaller, and usually younger, aggressive growth companies add somewhat to the risk/return profile of the Aggressive Growth Fund.

Consistent with past October market behavior, the opening weeks of the fourth quarter have been volatile, caused by near-term concerns over quarterly earnings reports in the technology sector and currency problems in Asia. In addition, energy has been clouded somewhat by the inventory buildup of home heating fuels together with some forecasts of a relatively mild winter. In spite of these very near-term observations, we continue to believe that our long-term holdings have ample fundamental support to warrant continued optimism in their respective sectors.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================
CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH/VALUE
FUND AND THE STANDARD & POOR'S 500 INDEX

STANDARD & POOR'S 500 INDEX:                                        GROWTH/VALUE FUND:
                   MONTHLY                                                              MONTHLY
DATE                RETURN               BALANCE                    DATE                 RETURN                BALANCE
09/29/95                                      10,000                09/29/95                                        9,600
10/31/95               -0.61%                  9,939                10/31/95                -1.70%                  9,437
11/30/95                4.39%                 10,376                11/30/95                 6.21%                 10,022
12/31/95                1.93%                 10,576                12/31/95                 0.77%                 10,099
01/31/96                3.40%                 10,936                01/31/96                 3.61%                 10,464
02/29/96                0.93%                 11,037                02/29/96                 4.04%                 10,886
03/31/96                0.96%                 11,143                03/31/96                 0.97%                 10,992
04/30/96                1.47%                 11,307                04/30/96                 3.58%                 11,386
05/31/96                2.58%                 11,599                05/31/96                 0.76%                 11,472
06/30/96                0.38%                 11,643                06/30/96                -3.26%                 11,098
07/31/96               -4.42%                 11,129                07/31/96                -7.44%                 10,272
08/31/96                2.11%                 11,364                08/31/96                 4.49%                 10,733
09/30/96                5.63%                 12,003                09/30/96                 5.19%                 11,290
10/31/96                2.76%                 12,334                10/31/96                 2.47%                 11,568
11/30/96                7.56%                 13,267                11/30/96                 6.80%                 12,355
12/31/96               -1.98%                 13,004                12/31/96                -1.38%                 12,185
01/31/97                6.25%                 13,816                01/31/97                 8.06%                 13,167
02/28/97                0.78%                 13,925                02/28/97                -2.78%                 12,801
03/31/97               -4.11%                 13,352                03/31/97                -3.98%                 12,291
04/30/97                5.97%                 14,150                04/30/97                 2.90%                 12,647
05/31/97                6.09%                 15,011                05/31/97                 7.23%                 13,561
06/30/97                4.48%                 15,684                06/30/97                 6.46%                 14,437
07/31/97                7.96%                 16,932                07/31/97                 9.67%                 15,833
08/31/97               -5.60%                 15,983                08/31/97                -0.28%                 15,789


GROWTH/VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
41.23%      26.95%

*Fund inception was September 29, 1995.
Past performance is not predictive of future performance.

CHART:
COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
AGGRESSIVE GROWTH FUND AND THE NASDAQ INDEX

NASDAQ INDEX                                                         AGGRESSIVE GROWTH FUND:
                          MONTHLY                                                              MONTHLY
DATE                      RETURN             BALANCE                 DATE                      RETURN               BALANCE
09/29/95                                     10,000                  09/29/95                                         9,600
10/31/95                  -1.03%              9,897                  10/31/95                  -5.30%                 9,091
11/30/95                   2.29%             10,124                  11/30/95                   5.91%                 9,629
12/31/95                  -0.59%             10,064                  12/31/95                  -0.80%                 9,552
01/31/96                   0.76%             10,141                  01/31/96                  -0.30%                 9,523
02/29/96                   3.86%             10,532                  02/29/96                   6.25%                10,118
03/31/96                   0.12%             10,545                  03/31/96                   2.85%                10,406
04/30/96                   8.12%             11,401                  04/30/96                  10.06%                11,453
05/31/96                   4.46%             11,910                  05/31/96                  -0.25%                11,424
06/30/96                  -4.68%             11,353                  06/30/96                  -5.80%                10,762
07/31/96                  -8.80%             10,354                  07/31/96                  -8.39%                 9,859
08/31/96                   5.66%             10,940                  08/31/96                   6.62%                10,512
09/30/96                   7.51%             11,761                  09/30/96                   4.47%                10,982
10/31/96                  -0.43%             11,711                  10/31/96                   0.00%                10,982
11/30/96                   5.84%             12,395                  11/30/96                   5.68%                11,606
12/31/96                  -0.10%             12,382                  12/31/96                   2.12%                11,853
01/31/97                   6.89%             13,236                  01/31/97                   6.74%                12,651
02/28/97                  -5.12%             12,558                  02/28/97                  -5.17%                11,997
03/31/97                  -6.65%             11,723                  03/31/97                  -5.05%                11,391
04/30/97                   3.25%             12,104                  04/30/97                   1.18%                11,525
05/31/97                  11.13%             13,452                  05/31/97                   8.93%                12,555
06/30/97                   3.04%             13,860                  06/30/97                   7.05%                13,440
07/31/97                  10.56%             15,323                  07/31/97                   9.23%                14,681
08/31/97                  -0.38%             15,265                  08/31/97                   6.75%                15,672


AGGRESSIVE GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
43.12%      26.46%

*Fund inception was September 29, 1995.
Past performance is not predictive of future performance.

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. For the fiscal year ended August 31, 1997, the Fund's total return (excluding the impact of applicable sales loads) was 9.48%, as compared to 8.44% for the Lehman Brothers Intermediate Government/Corporate Index.

The fixed-income market during the fiscal year was characterized by uncertainty. The yield on the benchmark 30-year Treasury bond vacillated in a broad, but well-defined, range between 6.35% and 7.20%. The Fund's strategy of purchasing higher coupon, callable corporate bonds was well-suited for the volatile, but essentially range-bound, interest rate environment. Performance was further enhanced by a slightly longer-than-average duration.

The Fund remains well-diversified with approximately 40% of assets invested in securities issued by government agencies, and 60% of assets invested among 34 different corporate issuers across a wide variety of industries. The Fund continues to focus primarily on higher yielding investment-grade corporate bonds with an overriding emphasis on the income component of total return.

COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE INDEX

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX                INTERMEDIATE BOND FUND:
                      MONTHLY                                                                   MONTHLY
DATE                  RETURN              BALANCE                      DATE                     RETURN               BALANCE
10/03/95                                  10,000                       10/03/95                                       9,800
10/31/95               1.11%              10,111                       10/31/95                  0.51%                9,850
11/30/95               1.31%              10,243                       11/30/95                  1.07%                9,955
12/31/95               1.05%              10,351                       12/31/95                  0.83%               10,038
01/31/96               0.86%              10,440                       01/31/96                  0.93%               10,131
02/29/96              -1.17%              10,318                       02/29/96                 -0.95%               10,035
03/31/96              -0.51%              10,265                       03/31/96                 -0.24%               10,011
04/30/96              -0.35%              10,229                       04/30/96                 -0.48%                9,963
05/31/96              -0.08%              10,221                       05/31/96                  0.17%                9,979
06/30/96               1.06%              10,329                       06/30/96                  1.20%               10,099
07/31/96               0.30%              10,360                       07/31/96                  0.23%               10,122
08/31/96               0.08%              10,369                       08/31/96                 -0.05%               10,117
09/30/96               1.39%              10,513                       09/30/96                  0.89%               10,208
10/31/96               1.77%              10,699                       10/31/96                  1.96%               10,408
11/30/96               1.32%              10,840                       11/30/96                  1.53%               10,567
12/31/96              -0.64%              10,771                       12/31/96                 -0.57%               10,507
01/31/97               0.39%              10,813                       01/31/97                  0.25%               10,533
02/28/97               0.19%              10,833                       02/28/97                  0.18%               10,551
03/31/97              -0.69%              10,759                       03/31/97                 -0.92%               10,454
04/30/97               1.18%              10,886                       04/30/97                  1.66%               10,628
05/31/97               0.83%              10,976                       05/31/97                  0.84%               10,717
06/30/97               0.91%              11,076                       06/30/97                  1.41%               10,869
07/31/97               2.03%              11,301                       07/31/97                  2.95%               11,189
08/31/97              -0.50%              11,244                       08/31/97                 -1.01%               11,076

INTERMEDIATE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
 7.29%       5.49%

*Fund inception was October 3, 1995.
Past performance is not predictive of future performance.

KENTUCKY TAX-FREE FUND
MANAGEMENT DISCUSSION AND ANALYSIS
===============================================================================


The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. For the fiscal year ended August 31, 1997 the Fund's total return (excluding the impact of applicable sales loads) was 7.36%, as compared to 9.25% for the Lehman Brothers Municipal Index.

Municipal bonds generally tracked Treasury securities, underperforming early in the fiscal year, then outperforming during the latter part of the fiscal year. The Fund pursued an income-oriented strategy, purchasing premium bonds at attractive yields. While the strategy was an effective one for a mostly range-bound market, performance was hampered by a somewhat shorter-than-average duration. Due to uncertain cash flows in the Fund, a higher degree of liquidity was maintained which resulted in a lower duration.

Income will continue to be the primary focus of the Fund. The Fund's duration will be extended on market weakness in an effort to maximize income and to take advantage of the relative cheapness of municipals versus Treasuries.

COMPARISION OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
KENTUCKY TAX-FREE FUND AND THE LEHMAN BROTHERS MUNICIPAL INDEX


LEHMAN BROTHERS MUNICIPAL INDEX                                   KENTUCKY TAX-FREE FUND:
                      MONTHLY                                                             MONTHLY
DATE                  RETURN              BALANCE                 DATE                    RETURN                 BALANCE
09/27/95                                  10,000                  09/27/95                                        9,600
10/31/95               1.45%              10,145                  10/31/95                 2.42%                  9,832
11/30/95               1.66%              10,313                  11/30/95                 1.90%                 10,019
12/31/95               0.96%              10,412                  12/31/95                 1.23%                 10,142
01/31/96               0.76%              10,492                  01/31/96                 0.65%                 10,208
02/29/96              -0.68%              10,420                  02/29/96                -0.73%                 10,133
03/31/96              -1.28%              10,287                  03/31/96                -1.20%                 10,011
04/30/96              -0.28%              10,258                  04/30/96                -0.17%                  9,994
05/31/96              -0.04%              10,254                  05/31/96                -0.01%                  9,992
06/30/96               1.09%              10,366                  06/30/96                -0.18%                  9,974
07/31/96               0.91%              10,460                  07/31/96                 1.66%                 10,140
08/31/96              -0.02%              10,458                  08/31/96                 0.17%                 10,157
09/30/96               1.40%              10,604                  09/30/96                 1.00%                 10,259
10/31/96               1.13%              10,724                  10/31/96                 0.94%                 10,355
11/30/96               1.83%              10,920                  11/30/96                 1.53%                 10,514
12/31/96              -0.42%              10,875                  12/31/96                -0.34%                 10,478
01/31/97               0.19%              10,895                  01/31/97                 0.26%                 10,505
02/28/97               0.92%              10,995                  02/28/97                 0.89%                 10,598
03/31/97              -1.33%              10,849                  03/31/97                -0.75%                 10,518
04/30/97               0.84%              10,940                  04/30/97                 0.53%                 10,574
05/31/97               1.50%              11,104                  05/31/97                 1.03%                 10,684
06/30/97               1.07%              11,223                  06/30/97                 0.72%                 10,761
07/31/97               2.77%              11,534                  07/31/97                 1.90%                 10,965
08/31/97              -0.94%              11,426                  08/31/97                -0.55%                 10,904

KENTUCKY TAX-FREE FUND
AVERAGE ANNUAL TOTAL RETURNS
1 YEAR      SINCE INCEPTION*
 3.06%       4.58%

*Fund inception was September 27, 1995.
Past performance is not predictive of future performance.


STATEMENTS OF ASSETS AND LIABILITIES
August 31, 1997
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE   INTERMEDIATE      MONEY     KENTUCKY
                                                      VALUE      GROWTH         BOND         MARKET     TAX-FREE
                                                      FUND        FUND          FUND          FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost..........................  $19,842,469   $9,516,442   $14,884,587   $87,944,917   $8,083,127
                                                  ============  ==========   ===========   ===========  ===========
   At amortized cost............................  $19,842,469   $9,516,442   $14,884,587   $87,944,917   $7,981,883
                                                  ===========   ==========   ===========   ===========  ===========
   At value (Note 2)............................  $27,516,945  $14,230,179   $14,972,202   $87,944,917   $8,073,983
Investments in repurchase agreements (Note 2)...           --           --        54,931    23,258,658           --
Cash ...........................................           --        1,634         5,076            --      233,962
Interest and dividends receivable...............       16,876        3,510       208,558     1,550,396       96,611
Receivable from affiliate (Note 4)..............           --        1,680        13,019         5,215        2,857
Receivable for capital shares sold..............           --       16,425        22,991            --       41,000
Organization costs, net (Note 2)................       19,584       19,584        19,584        19,584       19,584
                                                  -----------   ----------   -----------   -----------  -----------
   TOTAL ASSETS.................................   27,553,405   14,273,012    15,296,361   112,778,770    8,467,997
                                                  -----------   ----------   -----------   -----------  -----------
LIABILITIES
Bank overdraft..................................        2,192           --            --     1,029,808           --
Dividends payable...............................           --           --        80,975       392,946       20,095
Payable for capital shares redeemed.............       14,751           --            --            --           --
Payable for securities purchased................      744,040      278,750        89,439    16,762,000           --
Other accrued expenses and liabilities..........       14,353       10,527        12,070        24,947       10,270
                                                  -----------   ----------   -----------   -----------  -----------
   TOTAL LIABILITIES ...........................      775,336      289,277       182,484    18,209,701       30,365
                                                  -----------   ----------   -----------   -----------  -----------
NET ASSETS .....................................  $26,778,069  $13,983,735   $15,113,877   $94,569,069   $8,437,632
                                                  ===========   ==========   ===========   ===========  ===========
Net assets consist of:
Paid-in capital.................................  $19,103,593   $9,626,476   $15,076,896   $94,571,137   $8,341,407
Undistributed net investment income.............           --           --            --           494           --
Accumulated net realized gains (losses)
     from security transactions.................           --     (356,478)      (50,634)       (2,562)       4,125
Net unrealized appreciation on investments......    7,674,476    4,713,737        87,615            --       92,100
                                                  -----------   ----------   -----------   -----------  -----------
Net assets......................................  $26,778,069  $13,983,735   $15,113,877   $94,569,069   $8,437,632
                                                  ===========   ==========   ===========   ===========  ===========
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) (Note 5).......................    1,684,685      858,688     1,511,122    94,571,137      822,742
                                                  ===========   ==========   ===========   ===========  ===========
Net asset value and redemption
    price per share (Note 2)....................    $   15.90    $   16.29    $   10.00       $   1.00  $     10.26
                                                  ===========   ==========   ===========   ===========  ===========

Maximum offering price per share (Note 2).......     $  16.56     $  16.97      $  10.20      $   1.00  $     10.69
                                                  ===========   ==========   ===========   ===========  ===========

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended August 31, 1997
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE INTERMEDIATE    MONEY     KENTUCKY
                                                      VALUE      GROWTH       BOND       MARKET     TAX-FREE
                                                      FUND        FUND        FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income..............................    $ 36,676    $ 19,827   $1,088,715 $5,391,779   $ 626,947
   Dividend  income.............................     153,095      14,849          --          --         --
                                                  ----------   ---------   ----------  ---------  -----------
     TOTAL INVESTMENT INCOME....................     189,771      34,676    1,088,715  5,391,779     626,947
                                                  ----------   ---------   ----------  ---------  -----------

EXPENSES
   Investment advisory fees (Note 4)............     206,612      94,159      60,906     188,896      47,946
   Shareholder service fees (Note 4)............      51,654      23,540      38,066     236,120      29,966
   Administration fees (Note 4).................      30,995      24,866      24,866     141,672      24,866
   Accounting services fees (Note 4)............      36,000      36,000      36,000      47,500      36,000
   Professional fees............................      25,081      24,383      23,729      40,144      25,286
   Transfer agent fees (Note 4).................      28,000      27,079      25,526      21,186      29,221
   Custodian fees...............................       5,121       3,192       8,129      26,184       2,150
   Amortization of organization costs (Note 2)..       6,351       6,351       6,351       6,351       6,351
   Reports to shareholders......................       2,885       1,282       2,323      13,943       2,199
   Pricing expense..............................       2,916       2,115       2,683         439       6,443
   Insurance expense............................       1,619         686       1,332       7,834       1,367
   Trustees' fees and expenses..................       1,646         734       1,271       7,663       1,193
   Registration fees............................       2,666       2,522       1,957       2,984         238
   Other expenses...............................       2,849         723       1,500       6,771       1,623
                                                  ----------   ---------   ----------   ---------  -----------
     TOTAL EXPENSES.............................     404,395     247,632     234,639     747,687     214,849
   Fees waived and/or expenses
     reimbursed (Note 4)........................          --    ( 64,077)   (104,530)  ( 130,362)   (112,585)
                                                  ----------   ---------   ----------   ---------  -----------
     NET EXPENSES...............................     404,395     183,555     130,109     617,325     102,264
                                                  ----------   ---------   ----------   ---------  -----------
NET INVESTMENT INCOME (LOSS) ...................    (214,624)  ( 148,879)    958,606   4,774,454     524,683
                                                  ----------   ---------   ----------   ---------  -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
   Net realized gains (losses) from security
     transactions...............................     894,909    (356,478)     14,511     ( 2,536)      6,913
   Net change in unrealized
     appreciation/depreciation on investments..    7,431,395   4,653,168     420,446          --     351,842
                                                  ----------   ---------   ----------   ---------  -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS ..............................   8,326,304   4,296,690     434,957     ( 2,536)    358,755
                                                  ----------   ---------   ----------   ---------  -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....  $8,111,680  $4,147,811  $1,393,563  $4,771,918     $883,438
                                                  ==========   =========   ==========   =========  ===========

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended August 31, 1997 and 1996
===================================================================================================================================
                                                     GROWTH/   AGGRESSIVE   INTERMEDIATE      MONEY       KENTUCKY
                                                      VALUE      GROWTH         BOND         MARKET       TAX-FREE
                                                      FUND        FUND          FUND          FUND           END
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:  SEPTEMBER 1, 1995 (A)  ............    $     --    $     --      $     --      $     --       $    --
                                                  ----------   ---------     ----------   -----------    -----------
FROM OPERATIONS:
   Net investment income (loss).................    ( 50,747)   ( 39,525)      601,786      2,473,468        714,832
   Net realized gains (losses) from
     security transactions......................      89,352      43,284      ( 15,393)         2,494        ( 2,788)
   Net change in unrealized
     appreciation/depreciation on investments...     243,081      60,569     ( 332,831)            --      ( 259,742)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from operations......     281,686      64,328       253,562      2,475,962        452,302
                                                  ----------   ---------     ----------   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........          --          --     ( 601,786)    (2,473,468)     ( 828,883)
                                                  ----------   ---------     ----------   -----------    ------------
Decrease in net assets from distributions
   to shareholders..............................          --          --     ( 601,786)    (2,473,468)     ( 828,883)
                                                   ----------   ---------     ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold....................  15,471,301   7,269,024     14,919,014   446,620,681     28,751,437
   Net asset value of shares issued in
     reinvestment of distributions to
     shareholders...............................          --          --         13,886        84,304        559,139
   Payments for shares redeemed.................    (645,322)  ( 783,438)    (1,227,784) (370,344,632)   (13,093,506)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from capital
share transactions..............................  14,825,979   6,485,586     13,705,116    76,360,353     16,217,070
                                                  ----------   ---------     ----------   -----------    -----------
NET ASSETS:  AUGUST 31, 1996 ...................  15,107,665   6,549,914     13,356,892    76,362,847     15,840,489
                                                  ----------   ---------     ----------   -----------    -----------
FROM OPERATIONS:
   Net investment income (loss).................    (214,624)  ( 148,879)       958,606     4,774,454        524,683
   Net realized gains (losses) from
     security transactions......................     894,909   ( 356,478)        14,511       ( 2,536)         6,913
   Net change in unrealized
     appreciation/depreciation on investments...   7,431,395   4,653,168        420,446            --        351,842
                                                  ----------   ---------     ----------   -----------    -----------
Net increase in net assets from operations......   8,111,680   4,147,811      1,393,563     4,771,918        883,438
                                                  ----------   ---------     ----------   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........          --          --      ( 958,606)  ( 4,773,960)      ( 524,683)
   Distributions in excess of net investment
     income (Note 2)............................          --          --             --            --       ( 100,598)
   Distributions from net realized gains........    (888,542)    (16,180)      ( 49,752)      ( 2,520)            --
                                                  ----------   ---------     ----------   -----------    -----------
Decrease in net assets from distributions
   to shareholders..............................   ( 888,542)    (16,180)    (1,008,358)   (4,776,480)     ( 625,281)
                                                  ----------   ---------     ----------   -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold....................   9,367,824   5,211,479      5,244,400   570,122,610      1,302,552
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders............................     260,810       4,532         19,314       424,478       303,297
   Payments for shares redeemed.................  (5,181,368) (1,913,821)    (3,891,934) (552,336,304)   (9,266,863)
                                                  ----------   ---------     ----------   -----------    -----------
Net increase (decrease) in net assets from
    capital share transaction...................   4,447,266   3,302,190      1,371,780    18,210,784    ( 7,661,014)
                                                  ----------   ---------     ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........  11,670,404   7,433,821      1,756,985    18,206,222    ( 7,402,857)
                                                  ----------   ---------     ----------   -----------    -----------
NET ASSETS:  AUGUST 31, 1997 ................... $26,778,069 $13,983,735    $15,113,877   $94,569,069     $8,437,632
                                                  ==========   =========     ==========   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME ............    $     --    $     --       $     --      $    494        $    --
                                                  ==========   =========     ==========   ===========    ===========

(A)  Date of commencement of operations.........   Sept. 29,   Sept. 29,         Oct. 3,     Sept. 29,      Sept. 27,
                                                       1995        1995            1995          1995           1995
See accompanying notes to financial statements.


GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       11.18     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment loss...................................................           ( 0.13 )          ( 0.06)(B)
   Net realized and unrealized gains on investments......................             5.39              1.24
                                                                             --------------   ---------------
Total from investment operations.........................................             5.26              1.18
                                                                             --------------   ---------------
Less distributions:
   Distributions from net realized gains.................................           ( 0.54 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.54 )            --
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       15.90     $       11.18
                                                                             ==============   ===============
Total return (C) ........................................................           47.11%            11.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      26,778     $      15,108
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            1.95%             1.95% (E)
Ratio of net investment loss to average net assets.......................          ( 1.03% )         ( 0.62%)(E)
Portfolio turnover rate..................................................              52%               21%
Average commission rate per share........................................    $      0.0554     $      0.0700
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assts would have been 2.83%(E) for the period ended August 31, 1996.
(E) Annualized.

See accompanying notes to financial statements.


AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.95     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment loss...................................................           ( 0.17 )          ( 0.11)(B)
   Net realized and unrealized gains on investments......................             5.54              1.06
                                                                             --------------   ---------------
Total from investment operations.........................................             5.37              0.95
                                                                             --------------   ---------------
Less distributions:
   Distributions from net realized gains.................................           ( 0.03 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.03 )            --
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       16.29     $       10.95
                                                                             ==============   ===============
Total return (C) ........................................................           49.09%             9.50%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      13,984     $       6,550
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            1.94%             1.95% (E)
Ratio of net investment loss to average net assets.......................          ( 1.57% )         ( 1.26%)(E)
Portfolio turnover rate..................................................              51%               16%
Average commission rate per share........................................    $      0.0534     $      0.0800
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.62% and 5.05%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.


INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $        9.75     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.62              0.57(B)
   Net realized and unrealized gains (losses) on investments.............             0.28            ( 0.25)
                                                                             --------------   ---------------
Total from investment operations.........................................             0.90              0.32
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.62 )          ( 0.57)
   Distributions from net realized gains.................................           ( 0.03 )            --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.65 )          ( 0.57)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.00     $        9.75
                                                                             ==============   ===============
Total return (C) ........................................................            9.48%             3.23%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      15,114     $      13,357
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.68%(E)
Ratio of net investment income to average net assets.....................            6.26%             6.31%(E)
Portfolio turnover rate..................................................              41%               12%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (October 3, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.53% and 2.04%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $        1.00     $        1.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................            0.050            0.046 (B)
                                                                             --------------   ---------------
Total from investment operations.........................................            0.050             0.046
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................          ( 0.050 )         ( 0.046)
                                                                             --------------   ---------------
Total distributions......................................................          ( 0.050 )         ( 0.046)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $        1.00     $        1.00
                                                                             ==============   ===============
Total return.............................................................            5.14%             4.70%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $      94,569     $      76,363
                                                                             ==============   ===============
Ratio of expenses to average net assets(C) ..............................            0.65%             0.65%(D)
Ratio of net investment income to average net assets.....................            5.03%             4.94%(D)
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 0.79% and 0.99%(D) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(D) Annualized.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================
                                                 Per Share Data For a Share Outstanding Throughout Each Period
===================================================================================================================================
                                                                                  Year             Period
                                                                                  Ended             Ended
                                                                               August 31,        August 31,
                                                                                  1997            1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period...................................    $       10.06     $       10.00
                                                                             --------------   ---------------
Income from investment operations:
   Net investment income.................................................             0.44              0.51(B)
   Net realized and unrealized gains on investments......................             0.28              0.06
                                                                             --------------   ---------------
Total from investment operations.........................................             0.72              0.57
                                                                             --------------   ---------------
Less distributions:
   Dividends from net investment income..................................           ( 0.44 )          ( 0.51)
   Distributions in excess of net investment income......................           ( 0.08 )              --
                                                                             --------------   ---------------
Total distributions......................................................           ( 0.52 )          ( 0.51)
                                                                             --------------   ---------------
Net asset value at end of period.........................................    $       10.26     $       10.06
                                                                             ==============   ===============
Total return (C) ........................................................            7.36%             5.80%
                                                                             ==============   ===============
Net assets at end of period (000's)......................................    $       8,438     $      15,840
                                                                             ==============   ===============
Ratio of expenses to average net assets (D) .............................            0.85%             0.82%
Ratio of net investment income to average net assets.....................            4.35%             5.30%(E)
Portfolio turnover rate..................................................               0%              145%
-----------------------------------------------------------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.
(B) Calculated using weighted average shares outstanding during the period.
(C) Total returns shown exclude the effect of applicable sales loads.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.78% and 1.65%(E) for the periods ended August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1997
===============================================================================
1.  Organization
The Growth/Value Fund and Aggressive Growth Fund are each a non-diversified series of Countrywide Strategic Trust. The Intermediate Bond Fund and Money Market Fund are, respectively, a non-diversified and diversified series of Countrywide Investment Trust. The Kentucky Tax-Free Fund is a non-diversified series of Countrywide Tax-Free Trust. Each Trust was established as a Massachusetts business trust registered under the Investment Company Act of 1940. Countrywide Strategic Trust was organized on November 18, 1982 and currently offers five series of shares. Countrywide Investment Trust was organized on December 7, 1980 and currently offers seven series of shares. Countrywide Tax-Free Trust was organized on April 13, 1981 and currently offers seven series of shares. The Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Money Market Fund and the Kentucky Tax-Free Fund (individually, a Fund and, collectively, the Funds) were originally organized as series of Trans Adviser Funds, Inc. (Note 7).

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not reflect the prospect for accelerating earnings/cash flow growth. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Investments will largely be made in companies of greater than $750 million capitalization. The Fund commenced investment operations on September 29, 1995.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes. The Fund seeks to achieve its objective by investing primarily in common stocks but also in preferred stocks, convertible bonds, options and warrants of companies which, in the opinion of the Fund's investment adviser, are expected to achieve growth of investment principal over time. Many of these companies are in the small to medium-sized category (companies with market capitalizations of less than $750 million at the time of purchase). The Fund commenced investment operations on September 29, 1995.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The Fund commenced investment operations on October 3, 1995.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments. The Fund commenced investment operations on September 29, 1995.

The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. The Fund commenced investment operations on September 27, 1995.

2.  Significant Accounting Policies
The following is a summary of the Funds' significant accounting policies:

Security valuation -- Money Market Fund securities are valued on an amortized cost basis which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share. Securities held by the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund and Kentucky Tax-Free Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The current maximum offering price per share of the Growth/Value Fund, Aggressive Growth Fund and Kentucky Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of net asset value (or 4% of the offering price) while the current maximum offering price per share of the Intermediate Bond Fund is equal to net asset value per share plus a sales load equal to 2.04% of net asset value (or 2% of the offering price). The offering price of the Money Market Fund is equal to the net asset value per share. The redemption price per share of each Fund is equal to the net asset value per share.

Prior to August 30, 1997, the maximum offering price per share of the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund and Kentucky Tax-Free Fund was equal to net asset value per share plus a sales load equal to 4.71% of net asset value (or 4.5% of the offering price).

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield-to-maturity method. In all other Funds, if a fixed income investment is purchased at a premium, the premium is not amortized. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using the yield-to-maturity method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Growth/Value Fund and Aggressive Growth Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of the Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Funds in connection with their organization and registration of shares, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) as of August 31, 1997:


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Growth/      Aggressive     Intermediate     Kentucky
                                                       Value         Growth           Bond         Tax-Free
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................   $  7,854,770    $  4,821,978    $   144,820    $    95,250
Gross unrealized depreciation..................      ( 180,294)      ( 108,241)     ( 104,962 )      ( 3,150)
                                                  ------------   --------------  -------------  --------------
Net unrealized appreciation....................   $  7,674,476    $  4,713,737    $    39,858    $    92,100
                                                  ============   ==============  =============  ==============
Federal income tax cost........................   $ 19,842,469     $ 9,516,442    $14,932,344    $  7,981,883
                                                  ============   ==============  =============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

For the Intermediate Bond Fund, the difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of August 31, 1997, the Aggressive Growth Fund and the Money Market Fund had capital loss carryforwards for federal income tax purposes of $154,085 and $1,955, respectively. In addition, the Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund elected to defer until each Fund's subsequent tax year $202,393, $2,877, $607 and $39,798, respectively, of capital losses incurred after October 31, 1996. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

Reclassification of capital accounts -- For the year ended August 31, 1997, the Growth/Value Fund and Aggressive Growth Fund had net investment losses of $214,624 and $148,879, respectively. With respect to the Growth/Value Fund, $50,796 of the net investment loss was used to offset net short-term capital gains and has been reclassified to accumulated net realized gains (losses) from security transactions on the Statements of Assets and Liabilities, and $163,828 has been reclassified to paid-in capital. With respect to the Aggressive Growth Fund, the $148,879 net investment loss has been reclassified to paid-in capital on the Statements of Assets and Liabilities. For the year ended August 31, 1997, the Kentucky Tax-Free Fund had distributions in excess of net investment income of $100,598 which have been reclassified to paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.  Investment Transactions
Investment transactions (excluding short-term investments) were as follows for the year ended August 31, 1997:

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Growth/      Aggressive     Intermediate     Kentucky
                                                       Value         Growth           Bond         Tax-Free
                                                       Fund           Fund            Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
Purchases of investment securities.............   $  14,977,055    $  8,126,232   $  8,677,924   $    --
                                                  =============   ==============  =============  ==============
Proceeds from sales and maturities of
   investment securities.......................   $  10,393,908    $  4,667,425   $  5,738,950   $   7,587,516
                                                  =============   ==============  =============  ==============
-----------------------------------------------------------------------------------------------------------------------------------

4.  Transactions with Affiliates
The Chairman and the President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Funds' investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Funds' transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

INVESTMENT ADVISER
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million. The Intermediate Bond Fund and Money Market Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Kentucky Tax-Free Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $100 million; 0.45% of such net assets from $100 million to $200 million; 0.40% of such net assets from $200 million to $300 million; and 0.375% of such net assets in excess of $300 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and the Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.60% of each Fund's respective average daily net assets up to $50 million; 0.50% of such net assets from $50 million to $100 million; 0.40% of such net assets from $100 million to $200 million; and 0.35% of such net assets in excess of $200 million.

Prior to August 30, 1997, the investment adviser of the Funds was Trans Financial Bank, N.A. (the Predecessor Adviser). The Predecessor Adviser received a monthly advisory fee at an annual rate of 1.00% of average daily net assets for each of the Growth/Value Fund and Aggressive Growth Fund, 0.40% of average daily net assets for each of the Intermediate Bond Fund and the Kentucky Tax-Free Fund and 0.20% of average daily net assets for the Money Market Fund. Pursuant to a Sub-Advisory Agreement between the Predecessor Adviser and Mastrapasqua, the Predecessor Adviser delegated certain of its advisory responsibilities to Mastrapasqua. The Predecessor Adviser (not the Funds) paid Mastrapasqua a fee, calculated daily and paid monthly, at the annual rate of 0.50% on the first $100 million of the combined average daily net assets of the Growth/Value Fund and Aggressive Growth Fund plus 0.25% of such combined net assets in excess of $100 million; and 0.03% of the average daily net assets of each of the Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund. The Predecessor Adviser was a significant shareholder of record of each Fund as of August 31, 1997.

In order to voluntarily reduce operating expenses during the year ended August 31, 1997, the Predecessor Adviser waived $64,077 of its investment advisory fees for the Aggressive Growth Fund; waived its entire advisory fee of $60,906 and reimbursed other operating expenses of $43,624 for the Intermediate Bond Fund; waived $130,362 of its investment advisory fees for the Money Market Fund; and waived its entire advisory fee of $47,946 and reimbursed other operating expenses of $64,639 for the Kentucky Tax-Free Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses of the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund to 1.95%, 1.95%, 0.95%, 0.80% and 0.82%, respectively, of each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICES
CFS serves as the transfer agent, dividend paying agent and shareholder service agent for each Fund. CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each of the Growth/Value Fund and Aggressive Growth Fund, $21 per shareholder account from each of the Intermediate Bond Fund and Kentucky Tax-Free Fund and $25 per shareholder account from the Money Market Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to August 30, 1997, Forum Financial Corp. (FFC) served as the Funds' transfer agent and dividend disbursing agent and, for these services, received an annual fee from each Fund of $12,000 plus $25 per shareholder account. In addition, FFC was reimbursed by the Funds for out-of-pocket expenses incurred in providing transfer agent services. Forum Financial Services, Inc. (Forum) acted as distributor of each Fund's shares prior to August 30, 1997. Pursuant to a shareholder servicing plan adopted by each Fund, Forum received a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund.

ADMINISTRATION
CFS provides non-investment related administrative and compliance services for each Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. The Adviser (not the Funds) pays CFS for these services.

Prior to August 30, 1997, Forum Administrative Services, LLC supervised the administration of all aspects of each Fund's operations and received a fee from each Fund at an annual rate of 0.15% of the average daily net assets of such Fund, subject to a $25,000 minimum annual fee.

ACCOUNTING SERVICES
CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,500 from each of the Growth/Value Fund and Aggressive Growth Fund, $2,750 from the Intermediate Bond Fund, $3,000 from the Money Market Fund and $3,250 from the Kentucky Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of portfolio securities.

Prior to August 30, 1997, FFC performed portfolio accounting services for the Funds and received an annual fee from each Fund of $36,000 plus certain surcharges based on specified assets levels and the number and types of portfolio transactions within each Fund.

5.  Capital Share Transactions
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended August 31, 1997 and 1996:


----------------------------------------------------------------------------------------------------------------------------------
                                                         Growth/       Aggressive     Intermediate      Money        Kentucky
                                                          Value          Growth           Bond         Market        Tax-Free
                                                          Fund            Fund            Fund          Fund           Fund
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding: September 1, 1995 (1) ......               --             --              --             --              --
                                                       ----------      ---------      ----------      ---------     -----------
Shares sold.....................................        1,408,416        668,440       1,491,710    446,620,681       2,814,888
Shares issued in reinvestment of distributions
     to shareholders............................               --            --            1,404         84,304          57,538
Shares redeemed.................................         ( 57,598)     ( 70,133)       ( 122,796)  (370,344,632)     (1,297,814)
                                                       ----------      ---------      ----------      ---------     -----------
Shares outstanding: August 31, 1996.............        1,350,818        598,307       1,370,318     76,360,353       1,574,612
                                                       ----------      ---------      ----------      ---------     -----------
Shares sold.....................................          751,684        418,585         542,916    570,122,610         127,642
Shares issued in reinvestment of distributions
     to shareholders............................           16,584            376           1,951        424,478          29,744
Shares redeemed.................................        ( 434,401)     ( 158,580)      ( 404,063) ( 552,336,304)      ( 909,256)
                                                       ----------      ---------      ----------      ---------     -----------
Net increase (decrease) in shares outstanding...          333,867        260,381         140,804     18,210,784       ( 751,870)
                                                       ----------      ---------      ----------      ---------     -----------
Shares outstanding: August 31, 1997.............        1,684,685        858,688       1,511,122     94,571,137        822,742
                                                       ==========      =========      ==========      =========     ===========
(1) Date of commencement of operations..........    Sept. 29, 1995  Sept. 29, 1995   Oct. 3, 1995  Sept. 29, 1995  Sept. 27, 1995
----------------------------------------------------------------------------------------------------------------------------------

6.  Concentrations of Credit Risk
As of August 31, 1997, the Kentucky Tax-Free Fund's investment securities were invested exclusively in debt obligations of issuers for which the interest is exempt from Kentucky income tax. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

Classified by revenue source, concentrations of investment securities (representing 10% or more) for the Kentucky Tax-Free Fund as of August 31, 1997, were 29.7% leases, 24.3% education, 19.8% industrial development/pollution control and 18.4% transportation.

7.  Agreement and Plan of Reorganization
Each Fund was originally organized as a series of Trans Adviser Funds, Inc., an open-end management investment company incorporated under the laws of the State of Maryland. Trans Adviser Funds, Inc. consisted of five investment portfolios, the Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Money Market Fund and Kentucky Tax-Free Fund (the Predecessor Funds). The Predecessor Funds had investment objectives, policies and restrictions substantially identical to the Funds.

As of the close of business on August 29, 1997, pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, all assets and liabilities of each Predecessor Fund were transferred in exchange for capital shares of a corresponding series of Countrywide Strategic Trust, with respect to the Growth/Value Fund and Aggressive Growth Fund, Countrywide Investment Trust, with respect to the Intermediate Bond Fund and Money Market Fund, and Countrywide Tax-Free Trust, with respect to the Kentucky Tax-Free Fund. Each Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the like Fund in exchange for and in cancellation of its capital shares. When the reorganization was completed, shareholders of each Fund owned the same proportional interest as they owned in the Predecessor Fund immediately before the reorganization, and each Fund owned the same portfolio of assets as the Predecessor Fund immediately before the reorganization.

The Agreement and Plan of Reorganization was approved at a special meeting of the Predecessor Funds' shareholders on August 14, 1997. The total number of shares of each Predecessor Fund voting in person or by proxy at the meeting represented 70.6% of the Growth/Value Fund's outstanding shares, 72.9% of the Aggressive Growth Fund's outstanding shares, 90.1% of the Intermediate Bond Fund's outstanding shares, 54.0% of the Money Market Fund's outstanding shares and 54.3% of the Kentucky Tax-Free Fund's outstanding shares. The results of the voting for or against the reorganization by each Fund was as follows:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Shares
                                                    For                 Against                 Abstain
-----------------------------------------------------------------------------------------------------------------------------------
Growth/Value Fund                                 1,166,197                  209                   1,215
Aggressive Growth Fund                              615,269                  194                      66
Intermediate Bond Fund                            1,454,117                   --                      --
Money Market Fund                                57,549,931              236,463                 423,542
Kentucky Tax-Free Fund                              490,939                5,785                      --
-----------------------------------------------------------------------------------------------------------------------------------

For federal income tax purposes, the reorganization qualifies as a tax-free reorganization with no tax consequences to the Predecessor Funds, the Funds or their shareholders.

In connection with the reorganization, the fiscal year-end of each Fund, subsequent to August 31, 1997, has been changed to March 31 for the Growth/Value Fund and Aggressive Growth Fund, September 30 for the Intermediate Bond Fund and Money Market Fund, and June 30 for the Kentucky Tax-Free Fund.

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
====================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 101.6%                                                            Shares             Value
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 30.1%
Avnet, Inc...............................................................            7,500     $     518,906
Intel Corp...............................................................            4,000           368,500
International Business Machines Corp.....................................           14,000         1,412,250
Lam Research Corp.*......................................................           13,000           734,500
Novell, Inc.*............................................................           35,000           328,125
Novellus Systems, Inc.*..................................................            6,000           687,750
Oracle Corp.*............................................................           22,500           857,813
QLogic Corp.*............................................................           12,500           490,625
SCB Computer Technology, Inc.*...........................................           10,000           265,000
Sun Microsystems, Inc.*..................................................           20,000           960,000
Western Digital Corp.*...................................................           30,000         1,443,750
                                                                                              ---------------
     ....................................................................                      $   8,067,219
                                                                                              ---------------
HEALTH CARE -- 24.2%
American Home Products Corp..............................................            8,000     $     576,000
AmeriSource Health Corp. - Class A*......................................           10,000           500,625
Bard (C.R.), Inc.........................................................           10,000           345,000
Baxter International, Inc................................................           10,000           531,875
Beverly Enterprises, Inc.*...............................................           20,000           326,250
Bristol-Myers Squibb Co..................................................            8,000           608,000
HEALTHSOUTH Corp.*.......................................................            9,690           241,644
Health Management Associates, Inc. - Class A*............................            7,500           221,719
Manor Care, Inc..........................................................           15,000           463,125
Quorum Health Group, Inc.*...............................................            7,500           255,469
Schering-Plough Corp.....................................................           20,000           960,000
Sybron International Corp.*..............................................           15,000           599,062
Teva Pharmaceutical Industries, Ltd. - ADR...............................           10,000           523,750
Warner-Lambert Co........................................................            2,500           317,656
                                                                                              ---------------
     ....................................................................                      $   6,470,175
                                                                                              ---------------
FINANCIAL SERVICES -- 18.0%
Ace, Ltd.................................................................            7,500     $     623,438
American International Group, Inc........................................            6,000           566,250
Capital One Financial Corp...............................................           20,000           770,000
Centura Banks, Inc.......................................................           10,000           568,750
Chase Manhattan Corp.....................................................            7,500           833,906
Chubb Corp...............................................................            5,000           334,375
MBNA Corp................................................................           22,500           864,844
Penncorp Financial Group, Inc............................................            8,000           256,500
                                                                                              ---------------
     ....................................................................                      $   4,818,063
                                                                                              ---------------
ENERGY -- 15.7%
Baker Hughes, Inc........................................................           15,000     $     635,625
McDermott International, Inc.............................................           10,000           322,500
Nuevo Energy Co.*........................................................           12,000           609,750
Pride International, Inc.*...............................................           15,000           480,000
Schlumberger, Ltd........................................................           12,000           914,250
Seagull Energy Corp.*....................................................           10,000           244,375
Stone Energy Corp.*......................................................           10,000           305,000
The Williams Companies, Inc..............................................           15,000           698,438
                                                                                              ---------------
     ....................................................................                      $   4,209,938
                                                                                              ---------------


GROWTH/VALUE FUND (continued)
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 101.6%                                                            Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 6.8%
Carnival Corp. - Class A.................................................           12,500     $     547,656
Friedman's, Inc. - Class A*..............................................            6,000            99,750
OfficeMax, Inc.*.........................................................           10,000           148,125
Safeway, Inc.*...........................................................            7,500           382,031
Walgreen Co..............................................................            4,600           123,913
Wal-Mart Stores, Inc.....................................................           15,000           532,500
                                                                                              ---------------
     ....................................................................                      $   1,833,975
                                                                                              ---------------
LEISURE TIME -- 2.5%
Host Marriott Corp.*.....................................................           15,000     $     292,500
Promus Hotel Corp.*......................................................           10,000           388,125
                                                                                              ---------------
     ....................................................................                      $     680,625
                                                                                              ---------------
BEVERAGES -- 2.3%
PepsiCo, Inc.............................................................           17,000     $     612,000
                                                                                              ---------------

AEROSPACE -- 1.5%
United Technologies Corp.................................................            5,000     $     390,312
                                                                                              ---------------

TRANSPORTATION -- 0.5%
Heartland Express, Inc.*.................................................            5,000     $     123,750
                                                                                              ---------------

TOTAL COMMON STOCK (Cost $19,531,581)....................................                      $  27,206,057
                                                                                              ---------------

===================================================================================================================================
                                                                                  Face              Market
CASH EQUIVALENTS -- 1.2%                                                          Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Forum Daily Assets Treasury Fund ........................................    $     310,888     $     310,888
                                                                             --------------   ---------------
TOTAL CASH EQUIVALENTS (Cost $310,888)  .................................    $     310,888     $     310,888
                                                                             ==============   ---------------

TOTAL INVESTMENTS AT VALUE-- 102.8% .....................................                      $  27,516,945

LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.8)% ..........................                          ( 738,876)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  26,778,069
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 98.2%                                                             Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 41.4%
Lam Research Corp.*......................................................           10,000     $     565,000
Novell, Inc.*............................................................           55,000           515,625
Novellus Systems, Inc.*..................................................            4,000           458,500
Oracle Corp.*............................................................           11,250           428,906
QLogic Corp.*............................................................           12,500           490,625
SCB Computer Technology, Inc.*...........................................           11,000           291,500
Semtech Corp.*...........................................................           12,000           709,500
SMART Modular Technologies, Inc.*........................................           15,000           885,000
Sun Microsystems, Inc.*..................................................           10,000           480,000
Western Digital Corp.*...................................................           20,000           962,500
                                                                                              ---------------
     ....................................................................                      $   5,787,156
                                                                                              ---------------
HEALTH CARE -- 20.5%
Alternative Living Services, Inc.*.......................................           10,000     $     226,250
AmeriSource Health Corp. - Class A*......................................            7,500           375,469
Atria Communities, Inc.*.................................................           20,000           357,500
Bard (C.R.), Inc.........................................................            5,000           172,500
HealthCare COMPARE Corp.*................................................           10,000           557,500
Health Management Associates, Inc. - Class A*............................           10,000           295,625
Manor Care, Inc..........................................................           10,000           308,750
Quorum Health Group, Inc.*...............................................            5,000           170,312
Sybron International Corp.*..............................................           10,000           399,375
                                                                                              ---------------
     ....................................................................                      $   2,863,281
                                                                                              ---------------
ENERGY -- 15.3%
Hagler Bailly, Inc.*.....................................................            5,000     $     108,125
McDermott International, Inc.............................................            7,000           225,750
Nuevo Energy Co.*........................................................            9,000           457,313
Pride International, Inc.*...............................................           15,000           480,000
St. Mary Land & Exploration Co...........................................            5,000           178,750
Seagull Energy Corp.*....................................................            7,500           183,281
Stone Energy Corp.*......................................................            7,500           228,750
Tuboscope, Inc.*.........................................................           10,000           278,750
                                                                                              ---------------
     ....................................................................                      $   2,140,719
                                                                                              ---------------
FINANCIAL SERVICES -- 7.7%
Ace, Ltd.................................................................            6,000     $     498,750
Capital One Financial Corp...............................................           10,000           385,000
Penncorp Financial Group, Inc............................................            6,000           192,375
                                                                                              ---------------
     ....................................................................                      $   1,076,125
                                                                                              ---------------
RETAIL -- 6.2%
Carnival Corp. - Class A.................................................            5,000     $     219,063
Central Newspapers, Inc. - Class A.......................................            4,000           272,250
Friedman's, Inc. - Class A*..............................................            6,000            99,750
OfficeMax, Inc.*.........................................................            5,000            74,062
Walgreen Co..............................................................            7,400           199,338
                                                                                              ---------------
     ....................................................................                      $     864,463
                                                                                              ---------------


AGGRESSIVE GROWTH FUND (continued)
===================================================================================================================================
                                                                                                    Market
COMMON STOCK -- 98.2%                                                             Shares             Value
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE TIME -- 4.9%
Host Marriott Corp.*.....................................................           15,000     $     292,500
Promus Hotel Corp.*......................................................           10,000           388,125
                                                                                              ---------------
     ....................................................................                      $     680,625
                                                                                              ---------------

TRANSPORTATION -- 2.2%
Simon Transportation Services, Inc.*.....................................           14,000     $     313,250
                                                                                              ---------------

TOTAL COMMON STOCK (Cost $9,011,882) ....................................                      $  13,725,619
                                                                                              ---------------

===================================================================================================================================
                                                                                  Face             Market
CASH EQUIVALENTS -- 3.6%                                                          Amount             Value
-----------------------------------------------------------------------------------------------------------------------------------
Forum Daily Assets Treasury Fund ........................................    $     504,560     $     504,560
                                                                             --------------   ---------------
TOTAL CASH EQUIVALENTS (Cost $504,560) ..................................    $     504,560     $     504,560
                                                                             ==============   ---------------

TOTAL INVESTMENTS AT VALUE-- 101.8% .....................................                      $  14,230,179

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.8)% ..........................                          ( 246,444)
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  13,983,735
                                                                                              ===============

* Non-income producing security.

See accompanying notes to financial statements.

INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
       Par                                                                                         Market
      Value      INVESTMENTS -- 99.1%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. TREASURY OBLIGATIONS -- 26.7%
 $    4,000,000  U.S. Treasury Notes, 6.50%, 8/15/05 (Cost $3,996,328)......................   $   4,031,252
- ---------------                                                                               ---------------

                 U.S. GOVERNMENT AGENCY NOTES -- 6.5%
 $      500,000  Federal Home Loan Bank, 6.62%, 12/6/00.....................................   $     499,416
        265,000  Tennessee Valley Authority, 6.875%, 1/15/02................................         267,463
         50,000  Tennessee Valley Authority, 6.875%, 8/1/02.................................          50,479
        150,000  Federal National Mortgage Assoc., 6.17%, 12/2/03...........................         146,066
         30,000  Tennessee Valley Authority, 8.05%, 7/15/24.................................          30,048
- ---------------                                                                               ---------------
 $      995,000  TOTAL U.S. GOVERNMENT AGENCY NOTES  (Cost $998,363)........................   $     993,472
- ---------------                                                                               ---------------

                 MORTGAGE-BACKED SECURITIES -- 7.0%
 $      231,442  Federal Home Loan Mortgage Corp. #1072-G, 7.00%, 5/15/06...................   $     233,916
        800,000  Federal Home Loan Mortgage Corp. #1720-E, 7.50%, 12/15/09..................         817,265
- ---------------                                                                               ---------------
 $    1,031,442  TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,059,117) ........................   $   1,051,181
- ---------------                                                                               ---------------

                 ASSET-BACKED SECURITIES -- 0.6%
 $       84,357  Small Business Administration #87-A, 8.45%, 1/1/07 (Cost $87,309)..........   $      87,303
- ---------------                                                                               ---------------

                 CORPORATE BONDS -- 58.3%
 $      150,000  Consumers Energy Co., 6.875%, 5/1/98.......................................   $     149,994
        278,000  Anheuser-Busch Cos., 8.75%, 12/1/99........................................         291,659
        250,000  British Petroleum America, Inc., 6.50%, 12/15/99...........................         250,241
        169,000  Associates Corp. of North America, 6.00%, 3/15/00..........................         167,546
        175,000  Pacific Gas & Electric Co., 6.625%, 6/1/00.................................         174,442
        172,000  Ford Motor Credit Co., 6.85%, 8/15/00......................................         173,799
        250,000  International Business Machines Credit Corp., 6.20%, 3/19/01...............         246,815
        350,000  Florida Residential Property & Casualty Co., 7.25%, 7/1/02.................         353,481
        160,000  Ford Motor Credit Co., 7.50%, 1/15/03......................................         165,432
        250,000  Greyhound Financial Corp., 7.82%, 1/27/03..................................         259,529
         68,000  U.S. Leasing International, 6.625%, 5/15/03................................          67,389
        200,000  Southern California Edison, 7.375%, 12/15/03...............................         202,616
        200,000  V.F. Corp., 7.60%, 4/1/04..................................................         206,247
        215,000  Chase Manhattan Corp., 8.00%, 5/15/04......................................         220,658
        200,000  Michigan Bell Telephone Co., 6.375%, 2/1/05................................         195,877
         66,000  Kaiser Permanente, 9.55%, 7/15/05..........................................          77,196
        400,000  Anheuser-Busch Cos., 7.00%, 9/1/05.........................................         403,913
        500,000  Union Oil of California Corp., 6.70%, 10/15/07.............................         489,286
         50,000  Berkley (W.R.) Corp., 9.875%, 5/15/08......................................          60,073
        268,000  Super Value Store, 8.875%, 4/1/16..........................................         271,964
         35,000  Union Camp Corp., 8.625%, 4/15/16..........................................          35,919
        214,000  Anheuser-Busch Cos., 8.625%, 12/1/16.......................................         220,420
         56,000  Kraft, Inc., 8.50%, 2/15/17................................................          58,361
        260,000  Dayton Hudson Co., 9.875%, 6/1/17..........................................         274,227
        110,000  GTE Corp., 10.75%, 9/15/17.................................................         116,048


INTERMEDIATE BOND FUND (continued)
===================================================================================================================================
       Par                                                                                        Market
      Value      INVESTMENTS -- 99.1%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE BONDS -- 58.3%
 $      130,000  General Electric Capital Corp., 6.66%, 5/1/18..............................   $     130,800
        150,000  Deere & Co., 8.95%, 6/15/19................................................         171,365
        439,000  Pennsylvania Power & Light Co., 9.25%, 10/1/19.............................         487,506
        115,000  Rohm & Haas Co., 9.80%, 4/15/20............................................         142,484
        165,000  Questar Pipeline, 9.375%, 6/1/21...........................................         183,691
        120,000  Jersey Central Power & Light Co., 9.20%, 7/1/21............................         133,318
        675,000  Shopko Stores, 9.25%, 3/15/22..............................................         772,308
        300,000  Inco, Ltd., 9.60%, 6/15/22.................................................         333,132
        765,000  Alabama Power Co., 8.30%, 7/1/22...........................................         795,396
        160,000  Florida Power & Light Co., 8.00%, 8/25/22..................................         164,634
         85,000  Southwestern Public Service Co., 8.20%, 12/1/22............................          90,584
        130,000  Union Electric Co., 8.00%, 12/15/22........................................         134,854
         65,000  Wisconsin Electric Power, 7.75%, 1/15/23...................................          66,459
         69,000  Georgia Power Co., 7.95%, 2/1/23...........................................          69,331
- ---------------                                                                               ---------------
 $    8,414,000  TOTAL CORPORATE BONDS  (Cost $8,743,470)...................................   $   8,808,994
- ---------------                                                                               ---------------

 $   14,524,799  TOTAL INVESTMENTS AT VALUE (Cost $14,884,587)..............................   $  14,972,202
===============                                                                               ---------------


===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 0.3%                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
 $       54,931  The First Boston Corp., 5.63%, dated 8/29/97, due 9/2/97,
                  repurchase proceeds $54,965...............................................   $      54,931
---------------                                                                               ---------------
 $       54,931  TOTAL REPURCHASE AGREEMENTS ...............................................   $      54,931
===============                                                                               ---------------

                 TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE-- 99.4% ............................................   $  15,027,133

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ..............................          86,744
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  15,113,877
                                                                                               ===============

(1)      Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
       Par                                                                                        Market
      Value      INVESTMENTS -- 93.0%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT & AGENCY ISSUES -- 16.4%
 $   15,000,000  U.S. Treasury Bills, 9/4/97................................................   $ 14,996,250
        500,000  Federal National Mortgage Assoc. Notes, 6.84%, 10/3/97.....................         500,492
- ---------------                                                                               ---------------
 $   15,500,000  TOTAL U.S. GOVERNMENT & AGENCY ISSUES (Cost $15,496,742)...................   $  15,496,742
- ---------------                                                                               ---------------

                 CORPORATE NOTES -- 76.6%
 $    1,400,000  General Motors Acceptance Corp., 6.25%, 9/12/97............................   $  1,400,289
        455,000  Dow Capital, 5.75%, 9/15/97................................................        454,932
      2,009,000  Wal-Mart Stores, Inc., 5.50%, 9/15/97......................................      2,008,788
        121,000  Carolina Power & Light Co., 6.375%, 10/1/97................................        121,001
      1,140,000  New York Telephone Co., 4.625%, 10/1/97....................................      1,138,769
        140,000  Ontario Province, 5.70%, 10/1/97...........................................        139,970
        745,000  J.C. Penney & Co., 10.00%, 10/15/97........................................        748,528
         50,000  Interamerican Development Bank, 9.50%, 10/15/97............................         50,205
      1,000,000  Manitoba Province, 6.00%, 10/15/97.........................................      1,000,109
      4,740,000  First USA Bank, 6.125%, 10/30/97...........................................      4,740,098
      2,000,000  African Development Bank, 10.00%, 11/1/97..................................      2,012,910
        790,000  Associates Corp. of North America, 7.75%, 11/1/97..........................        792,255
         80,000  Campbell Soup Co., 9.00%, 11/1/97..........................................         80,393
        500,000  Conagra, Inc., 9.75%, 11/1/97..............................................        503,156
      1,993,000  International Business Machines Corp., 6.375%, 11/1/97.....................      1,994,071
      4,505,000  Public Service Electric & Gas, 7.125%, 11/1/97.............................      4,513,516
        190,000  U.S. Leasing International, 7.00%, 11/1/97.................................        190,347
      1,825,000  American General Finance Corp., 7.70%, 11/15/97............................      1,831,341
        570,000  Associates Corp. of North America, 6.625%, 11/15/97........................        570,666
        484,000  Coca-Cola Enterprises, Inc., 6.50%, 11/15/97...............................        484,419
        100,000  GTE South, Inc., 6.25%, 11/15/97...........................................        100,022
        300,000  Norwest Corp., 7.70%, 11/15/97.............................................        301,069
      1,330,000  Norwest Financial, Inc., 6.50%, 11/15/97...................................      1,331,509
        340,000  Texaco Capital, 9.00%, 11/15/97............................................        342,029
      1,000,000  General Motors Acceptance Corp., 7.85%, 11/17/97...........................      1,004,436
        800,000  BankAmerica Corp., 6.875%, 11/20/97........................................        801,556
        600,000  Beneficial Corp., 6.79%, 11/20/97..........................................        601,392
         30,000  Philip Morris Companies, Inc. Medium Term Notes, 9.35%, 11/21/97...........         30,224
        110,000  Bell Atlantic Financial, 6.625%, 11/30/97..................................        110,137
        895,000  British Petroleum America, Inc., 8.875%, 12/1/97...........................        901,193
        791,000  Dupont Corp., 8.65%, 12/1/97...............................................        796,189
        474,000  Ford Motor Credit Co., 7.125%, 12/1/97.....................................        475,208
        999,000  Ford Motor Credit Co., 8.00%, 12/1/97......................................      1,003,676
      2,721,000  Philip Morris Companies, Inc., 9.25%, 12/1/97..............................      2,742,307
        250,000  New England Telephone Co., 6.25%, 12/15/97.................................        250,236
      5,050,000  Southern California Gas Co., 6.50%, 12/15/97...............................      5,059,008
        240,000  General Electric Capital Corp., 6.44%, 12/16/97............................        240,371
        161,000  British Petroleum America, Inc., 9.50%, 1/1/98.............................        162,699
        504,000  Ford Capital, 9.375%, 1/1/98...............................................        509,138
      1,270,000  Caterpillar, Inc., 7.47%, 1/15/98..........................................      1,277,301
        470,000  Chase Manhattan Corp., 6.625%, 1/15/98.....................................        470,974
        248,000  GTE California, 6.25%, 1/15/98.............................................        248,246
         60,000  General Electric Capital Corp., 8.00%, 1/15/98.............................         60,424
        750,000  NationsBank Corp., 6.625%, 1/15/98.........................................        751,502

MONEY MARKET FUND (continued)
===================================================================================================================================
       Par                                                                                         Market
      Value      INVESTMENTS -- 93.0%                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                 CORPORATE NOTES -- 76.6%
 $    1,893,000  Philip Morris Companies, Inc., 6.375%, 1/15/98.............................   $  1,894,523
      1,000,000  Texaco Capital, 8.65%, 1/30/98.............................................      1,010,328
      1,250,000  Associates Corp. of North America, 6.125%, 2/1/98..........................      1,250,260
         50,000  Chubb Capital Corp., 6.00%, 2/1/98.........................................         49,947
        535,000  Southern California Edison Co., 5.875%, 2/1/98.............................        534,477
        110,000  WMX Technologies, Inc., 8.125%, 2/1/98.....................................        110,895
      2,000,000  Ford Motor Credit Co., 9.30%, 2/10/98......................................      2,029,210
        310,000  Beneficial Corp., 9.125%, 2/15/98..........................................        314,186
        455,000  Commercial Credit Co., 8.50%, 2/15/98......................................        460,096
      3,065,000  Lehman Brothers Holdings, Inc., 5.75%, 2/15/98.............................      3,059,862
        776,000  Ford Motor Credit Co., 6.25%, 2/26/98......................................        777,147
        210,000  Dean Witter, Discover & Co., 6.00%, 3/1/98.................................        209,973
         50,000  GTE Corp., 8.85%, 3/1/98...................................................         50,684
        125,000  Gannett Co., 5.25%, 3/1/98.................................................        124,500
        455,000  Wal-Mart Stores, Inc., 5.50%, 3/1/98.......................................        453,982
      4,116,000  Revlon Worldwide Corp. Discount Note, 3/15/98..............................      3,989,520
        400,000  Colonial Gas Co., 6.20%, 3/18/98...........................................        400,211
      1,000,000  General Electric Capital Corp., 7.61%, 3/27/98.............................      1,008,994
        500,000  General Electric Capital Corp., 7.08%, 3/30/98.............................        503,249
        500,000  Ontario Hydro, 5.80%, 3/31/98..............................................        499,214
        735,000  Sears Roebuck & Co., 9.25%, 4/15/98........................................        749,099
        500,000  Chrysler Financial Corp., 7.05%, 4/29/98...................................        503,204
        540,000  General Electric Capital Corp., 8.37%, 5/8/98..............................        548,764
        500,000  Transamerica Financial Corp., 7.17%, 6/29/98...............................        504,420
        300,000  American General Finance Corp., 8.50%, 8/15/98.............................        306,690
      1,000,000  General Motors Acceptance Corp. Medium Term Notes, 6.375%, 9/1/98..........      1,003,571
      4,500,000  Manitoba Province, 9.50%, 9/15/98..........................................      4,658,897
      1,105,000  NationsBank Corp., 5.125%, 9/15/98.........................................      1,095,663
- ---------------                                                                               ---------------
 $   72,210,000  TOTAL CORPORATE NOTES (Cost $72,448,175)...................................   $  72,448,175
- ---------------                                                                               ---------------

 $   87,710,000  TOTAL INVESTMENTS AT VALUE (Cost $87,944,917)..............................   $  87,944,917
===============                                                                               ---------------

===================================================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(1)-- 24.6%                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
 $    6,240,577  The First Boston Corp., 5.63%, dated 8/29/97, due 9/2/97,
                    repurchase proceeds $6,244,481.........................................    $  6,240,577
     17,018,081  Lehman Brothers, Inc., 5.55%, dated 8/27/97, due 9/2/97,
                    repurchase proceeds $17,036,447.........................................     17,018,081
- ---------------                                                                               ---------------
 $   23,258,658  TOTAL REPURCHASE AGREEMENTS ...............................................   $ 23,258,658
===============                                                                               ---------------

                 TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE-- 117.6% ...........................................   $ 111,203,575

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (17.6)% ...........................     (16,634,506 )
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $  94,569,069
                                                                                             ===============
(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
August 31, 1997
===================================================================================================================================
      PAR                                                                    COUPON   MATURITY      MARKET
     VALUE     FIXED RATE REVENUE BONDS-- 95.7%                               RATE     DATE(1)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 $    425,000  Kentucky St. Turnpike Auth. EDR, ETM........................  7.000%  05/15/1999  $   445,187
       90,000  Jefferson Co., KY, Capital Projects Corp. Rev., Ser. A......  0.000   08/15/1999       82,462
       70,000  Kentucky St. Property & Buildings Commission Rev.,
                  Project # 32.............................................  6.500   12/01/1999       73,238
      200,000  Owensboro, KY, Electric Light & Power Rev., Ser. A,
                  prerefunded at 102....................................... 10.250   01/01/2000      225,000
       50,000  Louisville & Jefferson Co., KY, Metropolitan Sewer District,
               Sewer & Drain System Rev., Ser. A...........................  6.500   05/15/2000       52,750
      100,000  Kentucky St. Turnpike Auth. EDR, prerefunded at 101.5.......  7.250   05/15/2000      109,000
      225,000  Kentucky Higher Education Student Loan Rev., Ser. B.........  6.400   06/01/2000      235,125
      385,000  Trimble Co., KY, PCR, Ser. A, prerefunded at 102............  7.625   11/01/2000      426,868
      455,000  Kentucky St. Property & Buildings Commission Rev.,
                   Project # 51, ETM.......................................  6.300   08/01/2001      486,281
      100,000  Kentucky St. Property & Buildings Commission Rev., Project # 52,
                   prerefunded at 102......................................  6.500   08/01/2001      109,375
       70,000  Lexington-Fayette Urban County Government, KY,
                   School Building Rev. ...................................  6.800   10/01/2001       76,037
      120,000  Puerto Rico Public Buildings Auth. Guaranteed Rev.,
                   Ser. K, prerefunded at 101.5............................  6.875   07/01/2002      134,850
      100,000  Kentucky St. Pollution Abatement & Water Reserve Finance
                   Auth. Rev., Ser. A, ETM.................................  7.400   08/01/2002      112,875
      490,000  Jefferson Co., KY, Capital Projects Corp. Rev. Ser. A.......  5.650   08/15/2003      519,400
      200,000  Hopkins Co., KY, School District Finance Corp.,
                   School Building Rev. ...................................  5.700   06/01/2006      211,000
      750,000  Jefferson Co., KY, School District Finance Corp.,
                   School Building Rev., Ser. A............................  5.000   02/01/2007      757,500
      615,000  Kentucky St. Turnpike Auth. Resource Recovery Road
                   Rev., ETM...............................................  6.125   07/01/2007      656,513
       50,000  Lexington-Fayette Urban County Airport Corp., KY,
                   First Mtg. Rev. ........................................  7.750   04/01/2008       52,850
      450,000  Ashland, KY, PCR (Ashland Oil, Inc.)........................  7.375   07/01/2009      483,750
      275,000  Kentucky St. Turnpike Auth. Resource Recovery Road
                   Rev., Ser. A............................................  6.000   07/01/2009      276,771
      495,000  Jefferson Co., KY, School District Finance Corp. School
                   Building Rev., Ser. A...................................  4.875   01/01/2011      473,963
      200,000  University of Louisville, KY, Rev., Ser. H..................  5.875   05/01/2012      209,500
      725,000  Boone Co., KY, Public Properties Corp. Sewer System Rev.....  5.150   12/01/2012      709,594
      305,000  Fern Creek, KY, Fire Protection District Rev.,
                    Fire Station # 2.......................................  5.750   01/15/2014      303,856
      235,000  Jefferson Co., KY, PCR (Louisville Gas & Electric Co.,
                    Project A).............................................  7.450   06/15/2015      255,563
      295,000  Ashland, KY, Solid Waste Rev. (Ashland Oil, Inc. Project)...  7.200   10/01/2020      318,600
      270,000  Greater Kentucky Housing Assistance Corp. Mtg. Rev., Ser. A.  6.250   07/01/2022      276,075
- --------------                                                                                   ------------
 $  7,745,000  TOTAL FIXED RATE REVENUE BONDS (Amortized Cost $7,981,883)..                      $ 8,073,983
==============                                                                                   ------------
               OTHER ASSETS IN EXCESS OF LIABILITIES-- 4.3% ...............                          363,649
                                                                                                 ------------
               NET ASSETS-- 100.0% ........................................                      $ 8,437,632
                                                                                                 ============

ETM -- Escrowed to Maturity
EDR -- Economic Development Revenue
PCR -- Pollution Control Revenue

(1) Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The maturity dates shown reflect the stipulated prerefunded dates.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================




LOGO: ARTHUR ANDERSEN LLP







To the Shareholders and Boards of Trustees of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust and the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of the Growth/Value Fund and Aggressive Growth Fund of Countrywide Strategic Trust (a Massachusetts business trust), Intermediate Bond Fund and Money Market Fund of Countrywide Investment Trust (a Massachusetts business trust) and Kentucky Tax-Free Fund of Countrywide Tax-Free Trust (a Massachusetts business trust), including the portfolios of investments, as of August 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements as of August 31, 1996 and financial highlights for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth/Value Fund and the Aggressive Growth Fund of Countrywide Strategic Trust, the Intermediate Bond Fund and the Money Market Fund of Countrywide Investment Trust and the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust as of August 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.



/s/Arthur Andersen LLP

Cincinnati, Ohio,
October 17, 1997

                           COUNTRYWIDE TAX-FREE TRUST

PART C.           OTHER INFORMATION
                  -----------------
Item 24.          Financial Statements and Exhibits
-------           ---------------------------------

                  (a)(i)        Financial Statements included in Part A:

                                Financial Highlights

                    (ii)        Financial Statements included in Part B:

                                Statements of Assets and Liabilities, August 31, 1997

                                Statements of Operations For the Year Ended
                                August 31, 1997

                                Statements of Changes in Net Assets for the Periods Ended August 31, 1997 and 1996

                                Financial Highlights

                                Notes to Financial Statements, August 31, 1997

                                Portfolio of Investments, August 31, 1997

                  (b)           Exhibits:

                  (1)(i) Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                    (ii) Amendment No. 1, dated May 25, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                  (iii) Amendment No. 2, dated July 31, 1996, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                  (iv) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                  (2) Registrant's Bylaws, as amended, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, are hereby incorporated by reference.

                  (3)           Voting Trust Agreements - None.

                  (4)(i) Specimen of Share Certificate for Tax-Free Intermediate Term Fund (formerly Limited Term Portfolio), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

                    (ii) Specimen of Share Certificate for Ohio Insured Tax-Free Fund (formerly Ohio Long Term Portfolio), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

                  (5)(i) Registrant's Management Agreement with Countrywide Investments, Inc. for the Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                     (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Tax-Free Intermediate Term Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                    (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Ohio Insured Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                     (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Ohio Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                     (v) Registrant's Management Agreement with Countrywide Investments, Inc. for the California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective
                                Amendment No. 40, is hereby incorporated by reference.

                     (vi) Registrant's Management Agreement with Countrywide Investments, Inc. for the Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                    (vii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Kentucky Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                  (6)(i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                    (ii) Form of Underwriter's Dealer Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                  (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                  (8)(i) Custody Agreement with The Fifth Third Bank, the Custodian for the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Kentucky Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                    (ii) Custody Agreement with The Huntington Trust Company, N.A., the Custodian for the Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                  (9)(i) Transfer Agency, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                    (ii) Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc. is filed herewith.

                   (iii)        Administration   Agreement  between  Countrywide
                                Investments, Inc. and Countrywide Fund Services, Inc. is filed herewith.

                    (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                  (10) Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre- Effective Amendment No. 1, is hereby incorporated by reference.

                  (11) Consent of Independent Public Accountants is filed herewith.

                  (12)          Financial Statements Omitted from Item 23 -
                                None.

                  (13) Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                  (14) Copies of model plan used in the establishment of any retirement plan - None.

                  (15)(i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 40, are hereby incorporated by reference.

                     (ii) Form of Sales Agreement for Money Market Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                    (iii) Form of Administration Agreement with respect to the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                  (16)          Computations  of  each  performance   quotation
                                provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 13, are hereby incorporated by reference.

             (17) (i) Financial Data Schedule for each of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund - Class A and Class C, the Ohio Insured Tax-Free Fund - Class A and Class C, the Ohio Tax-Free Money Fund - Class A and Class B, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund - Class A and Class B, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 41, are hereby incorporated by reference.

                     (ii) Financial Data Schedule for the Kentucky Tax-Free Money Fund is filed herewith.

          (18) Amended Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

Item 25.          Persons Controlled by or Under Common Control with
                  the Registrant.
-------           --------------------------------------------------
                   None.

Item 26.          Number of Holders of Securities (as of October 31,
                  1997)
-------           --------------------------------------------------

          Title of Class           Number of Record Holders

          Tax-Free Money Fund                       1,233

          Tax-Free Intermediate Term Fund
            Class A Shares                          2,536
            Class C Shares                            352

          Ohio Insured Tax-Free Fund
            Class A Shares                          1,491
            Class C Shares                            223

          Ohio Tax-Free Money Fund
            Class A Shares                          3,056
            Class B Shares                              2

          California Tax-Free Money Fund
            Class A Shares                          1,086
            Class B Shares                              0

          Florida Tax-Free Money Fund
           Class A Shares                             220
           Class B Shares                               2

           Kentucky Tax-Free Fund                     485

Item 27.          Indemnification
-------           ---------------
                  Article  VI  of  the  Registrant's   Restated   Agreement  and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                           Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                           Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                           Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements with Countrywide Investments, Inc. (the "Adviser") provide that the Adviser shall not be liable for any error of judgment or mistake of law of for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement provides that the Adviser (in its capacity as underwriter), its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Adviser's duties or from the reckless disregard by any of such persons of Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item. 28.         Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------
         A.       The Adviser is a registered investment adviser providing
                  investment advisory services to the Registrant. The Adviser acts as the investment adviser to seven series of Countrywide
                  Investment Trust and five series of Countrywide Strategic
                  Trust, both of which are registered investment companies.  The
                  Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

         B. The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                  *The address of each corporation is 4500 Park Granada Road, Calabasas, California 91302.

                  (1)      Angelo R. Mozilo - Chairman and a Director of the
                           Adviser.

                           (a)  Chairman and a Trustee of Countrywide
                                Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                           (b) Chairman and a Director of Countrywide Financial Services, Inc., a financial services company, Countrywide Fund Services, Inc., a registered transfer agent, Countrywide Servicing Exchange,* a loan servicing broker and Countrywide Capital Markets, Inc.,* a holding company.

                           (c) Vice Chairman, Director and Executive Vice President of Countrywide Credit Industries, Inc.,* a holding company which provides residential mortgages and ancillary financial products and services.

                           (d) A Director of Countrywide Home Loans, Inc.,* a residential mortgage lender and CTC Foreclosure Services Corporation,* a foreclosure trustee.

                           (e) A Director of LandSafe, Inc.* and Chairman and a director of various Landsafe subsidiaries which provide residential mortgage title and closing services.

                           (f)  Chairman  and  CEO  of  Countrywide   Securities
                                Corporation,* a registered broker-dealer.

                           (g) Vice Chairman of CWM Mortgage Holdings, Inc.,* a real estate investment trust.

                  (2)      Robert H.  Leshner - President  and a Director of the
                           Adviser.

                           (a) President and a Trustee of Countrywide Strategic
                               Trust, Countrywide Investment Trust and
                               Countrywide Tax-Free Trust.

                           (b) President and a Director of Countrywide
                               Financial Services, Inc.

                           (c) Vice Chairman and a Director of Countrywide Fund Services, Inc.

                  (3)      Andrew S. Bielanski - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and Countrywide Agency, Inc.,* an insurance agency.

                           (b) Managing Director - Marketing of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                  (4)      Thomas H. Boone - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., Countrywide Agency, Inc., Countrywide Tax Services Corporation,* a residential mortgage tax service provider and Countrywide Lending Corporation,* a lending institution.

                           (b) Managing Director - Chief Loan Administration Officer of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                           (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                           (d) CEO and a Director of CTC Foreclosure Services Corporation.

                  (5)      Marshall M. Gates - A Director of the Adviser.

                           (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and Countrywide Agency, Inc.

                           (b) Managing Director - Production of Countrywide Credit Industries, Inc. and Countrywide Home Loans, Inc.

                           (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

                  (6) John J. Goetz - First Vice President and Chief Investment Officer of the Adviser.

                           (a) Vice President of Countrywide Financial
                               Services, Inc. until February 1997.

                  (7) Maryellen Peretzky - First Vice President-Administration, Human Resources and Operations of the Adviser.

                            (a) Vice President-Administration, Human
                                Resources and Operations of Countrywide
                                Financial Services, Inc. and Countrywide Fund Services, Inc.

                            (b) Assistant Secretary of The Tuscarora  Investment
                                Trust, The Gannett Welsh & Kotler Funds,
                                Interactive Investments and the Dean Family of Funds.

                  (8) Sharon L. Karp - First Vice President-Marketing of the Adviser.

                           (a) Vice President of Countrywide Financial
                               Services, Inc. until February 1997.

                  (9) John F. Splain - Secretary and General Counsel of the Adviser.

                           (a) Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc.

                           (b) Secretary and General Counsel of Countrywide Financial Services, Inc.

                           (c) Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc., registered investment companies.

                           (d)  Assistant   Secretary  of  Schwartz   Investment
                                Trust,   The Gannett Welsh & Kotler Funds,
                                Interactive Investments, the Dean Family of
                                Funds and The New York State Opportunity Funds, registered investment companies.

                           (e)  Assistant  Secretary  of Fremont  Mutual  Funds,
                                Inc.  and  Capitol   Square  Funds,   registered
                                investment companies, until September 1997.

                           (f)  Secretary   of   Leeb    Personal    Finance(TM)
                                Investment   Trust,   a  registered   investment
                                company, until November 1996.

                  (10) Robert G. Dorsey - Treasurer of the Adviser.

                           (a) President and Treasurer of Countrywide Fund Services, Inc.

                           (b)  Vice President-Finance and Treasurer of
                                Countrywide Financial Services, Inc.

                           (c) Vice President of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo
                                Opportunity Fund, Inc., the Dean Family of Funds and The New York State Opportunity Funds.

                           (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, The Tuscarora Investment Trust and Interactive Investments.

                           (e) Vice President of Capitol Square Funds and Assistant Vice President of Fremont Mutual Funds, Inc. until September 1997.

                           (f) Vice President of Leeb Personal Finance(TM) Investment Trust until November 1996.

                  (11) Susan F. Flischel - First Vice President-Investments of the Adviser.

                  (12) Terrie A. Wiedenheft - Vice President and Controller of the Adviser.

                           (a) First Vice President and Chief Financial
                               Officer of Countrywide Financial Services,
                               Inc.

                           (b) Vice President and Controller of Countrywide Fund Services, Inc.


                  (13) Scott Weston - Assistant Vice President-Investments of the Adviser.

Item 29.                   Principal Underwriters
-------                    ----------------------
                  (a)      Countrywide Investments, Inc. also acts as
                           underwriter for Countrywide Strategic Trust,
                           Countrywide Investment Trust, The Milestone Funds,
                           Profit Funds Investment Trust and Brundage, Story and Rose Investment Trust. Unless otherwise indicated by an asterisk (*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.

                                               Position           Position
                                                 with               with
                  (b)  Name                    Underwriter        Registrant
                       --------------------------------------------------------
                      Angelo R. Mozilo         Chairman and       Chairman/
                                               Director           Trustee

                      Robert H. Leshner        President          President
                                               and Director       and Trustee


                    * Andrew S. Bielanski      Director           None

                    * Thomas H. Boone          Director           None

                    * Marshall M. Gates        Director           None

                      John J. Goetz            First Vice         None
                                               President and
                                               Chief
                                               Investment
                                               Officer

                      Maryellen Peretzky       First Vice         None
                                               President-
                                               Administration,
                                               Human Resources
                                               and Operations

                      Sharon L. Karp           First Vice         None
                                               President
                                               Marketing


                      John F. Splain           Secretary and      Secretary
                                               General Counsel

                      Robert G. Dorsey         Treasurer           Vice
                                                                   President

                      Susan F. Flischel        First Vice          None
                                               President-
                                               Investments

                      Terrie A. Wiedenheft     Vice President      None
                                               & Controller


                      Scott Weston              Assistant Vice      None
                                                President-
                                                Investments
                  (c)      None

Item 30.                   Location of Accounts and Records
-------                    --------------------------------
                           Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.                   Management Services Not Discussed in Parts A or B
-------                    -------------------------------------------------
                           None.

Item 32.                   Undertakings
-------                    ------------
                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                  (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Countrywide Tax-Free Trust pursuant to the provisions of Massachusetts law and the Restated Agreement and Declaration of Trust of Countrywide Tax-Free Trust or the Bylaws of Countrywide Tax-Free Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Countrywide Tax-Free Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (e) The Registrant undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                           (i)  provide  such  Petitioning   Shareholders   with
                                access to a list of the names and addresses of all shareholders of the Registrant; or

                          (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 31st day of December, 1997.

                                        COUNTRYWIDE TAX-FREE TRUST


                                         By: /s/ John F. Splain
                                         -----------------------------
                                         JOHN F. SPLAIN
                                         Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 31st day of October, 1997.

*ANGELO R. MOZILO                       Chairman &
                                        Trustee

/s/ Robert H. Leshner                   President &
---------------------                   Trustee
ROBERT H. LESHNER

/s/ Mark J. Seger                       Treasurer
----------------------
MARK J. SEGER


*DONALD L. BOGDON, M.D.                  Trustee

*JOHN R. DELFINO                         Trustee

*H. JEROME LERNER                        Trustee

*OSCAR P. ROBERTSON                      Trustee

*JOHN F. SEYMOUR, JR.                    Trustee

*SEBASTIANO STERPA                       Trustee


By: /s/ John F. Splain
    ------------------
    JOHN F. SPLAIN
    Attorney-in-Fact*
    December 31, 1997